File Nos. 33-51626
                                                                       811-07148
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

                  Pre-Effective Amendment No.    [  ]
                  Post-Effective Amendment No.   [22]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

                  Amendment No.   [23]

                        (Check appropriate box or boxes)

                            SCHWARTZ INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (248) 644-8500

                               George P. Schwartz
                        Schwartz Investment Counsel, Inc.
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                     (Name and Address of Agent for Service)

                                   Copies to:
                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

/ /   immediately upon filing pursuant to paragraph (b)
/X/   on May 1, 2008 pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a)(1)
/ /   on (date) pursuant to paragraph (a)(1)
/ /   75 days after filing pursuant to paragraph (a)(2)
/ /   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                               SchwartzValueFund
                        .................................
                           VALUE INVESTING SINCE 1984

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                               [GRAPHIC OMITTED]


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                                   PROSPECTUS
                        .................................
                                  MAY 1, 2008


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These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                     MAY 1, 2008

 SHAREHOLDER ACCOUNTS          [GRAPHIC OMITTED]         CORPORATE OFFICES
   c/o Ultimus Fund                                     3707 W. Maple Road
    Solutions, LLC                                           Suite 100
    P.O. Box 46707                                   Bloomfield Hills, MI 48301
 Cincinnati, OH 45246
    (888) 726-0753


                           SCHWARTZ VALUE FUND (RCMFX)
================================================================================

                              INVESTMENT OBJECTIVE:
                         Long-term capital appreciation

                               MINIMUM INVESTMENT:
                            Initial purchase - $1,000

The Schwartz Value Fund (the "Fund") has retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Fund's investments. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes to be selling below intrinsic value.

This Prospectus has the information about the Fund that you should know before investing. You should read it carefully and keep it with your investment records.

                                TABLE OF CONTENTS
================================================================================

Risk/Return Summary............................................................2
Expense Information............................................................5
Additional Investment Information..............................................6
How to Purchase Shares.........................................................7
How to Redeem Shares..........................................................11
Dividends and Distributions...................................................12
Taxes.........................................................................13
Operation of the Fund.........................................................14
Calculation of Share Price....................................................15
Financial Highlights..........................................................16
Shareholder Privacy Policy....................................................17
For More Information..................................................back cover
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These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
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RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Fund is to seek long-term capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests primarily in U.S. common stocks. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes are selling below intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product transitions, or other significant changes which the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value.

The Adviser intends to hold securities for an average of 3 to 5 years. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.

The Fund may invest in securities of companies of all sizes, although emphasis is placed on small and medium-sized companies because the Adviser believes these companies are more likely to offer superior opportunities for capital appreciation.


The Fund may invest in exchange traded funds ("ETFs") if the Adviser believes it is advisable to expose the Fund to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's price or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

Like any mutual fund, the Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.

Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-cap companies also may not be widely followed by the investment community, which can lower demand for their stock.


Investments in ETFs generally present the same primary risks as investments in conventional investment companies, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF's shares may trade at a discount to its net asset value, or that an active trading market for an ETF's shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, the Fund's shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.


WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance for each of the past 10 calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              [BAR CHART OMITTED]

  1998    1999   2000    2001     2002    2003    2004   2005     2006     2007
-10.38%  -2.45%  9.27%  28.09%  -14.91%  39.28%  22.60%  3.83%   14.29%  -11.08%

During the periods shown in the bar chart, the highest return for a quarter was 21.64% during the quarter ended June 30, 2003 and the lowest return for a quarter was -18.13% during the quarter ended September 30, 2002.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

The table below shows how the Fund's average annual total returns compare with those of the Russell 2000 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                   One        Five         Ten
                                                   Year       Years       Years
                                                  -----------------------------
SCHWARTZ VALUE FUND
   Return Before Taxes.....................       -11.08%     12.50%      6.49%
   Return After Taxes on Distributions.....       -11.40%     10.76%      5.17%
   Return After Taxes on Distributions
      and Sale of Fund Shares..............        -6.77%     10.76%      5.33%

RUSSELL 2000 INDEX* (reflects no
   deduction for fees, expenses, or taxes).        -1.57%     16.25%      7.08%

* The Russell 2000 Index, representing approximately 10% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). Performance assumes reinvestment of all dividends.

EXPENSE INFORMATION
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

   Sales Charge (Load) Imposed on Purchases.............................   None
   Contingent Deferred Sales Charge (Load)..............................   None
   Sales Charge (Load) Imposed on Reinvested Dividends..................   None
   Redemption Fee.......................................................   None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)

   Management Fees......................................................   1.00%
   Other Expenses.......................................................   0.34%
                                                                           -----
   Total Annual Fund Operating Expenses.................................   1.34%
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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, all dividends and distributions are reinvested in shares of the Fund, and you then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year         $  136
                             3 Years            425
                             5 Years            734
                            10 Years          1,613

ADDITIONAL INVESTMENT INFORMATION
================================================================================

The investment objective of the Fund is to seek long-term capital appreciation. Dividend and interest income is only an incidental consideration to the Fund's investment objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund maintains a disciplined approach to investing. The price of shares in relation to book value, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. Regardless of the size of the company, a common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product transitions, or other significant changes which the Adviser feels will significantly enhance shareholder value in the future.

The Fund will typically invest a significant portion of its assets in small and mid-capitalization companies. While small and mid-capitalization companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-capitalization companies may be subject to wider price fluctuations.

Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities held by the Fund may not be actively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that the majority of the Fund's investments will appreciate rapidly.


For  temporary  defensive  purposes,  the  Fund  may  from  time to time  have a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. "U.S. Government obligations" include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, shares of money market mutual funds, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations or money market instruments for temporary defensive purposes, these investments may conflict with or impair the Fund's ability to achieve its investment objective.


HOW TO PURCHASE SHARES
================================================================================

Your initial investment in the Fund ordinarily must be at least $1,000. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund."

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

Shares of the Fund may be purchased or sold through brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, from the Adviser's own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

Provided the Transfer Agent has received a completed account application form, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent at 888-726-0753 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (513-587-3438) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders.

ADDING TO YOUR ACCOUNT. You may purchase and add shares to your account by mail, by bank wire transfer or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." In order to purchase additional shares of the Fund by bank wire, please telephone the Transfer Agent at 888-726-0753 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Fund.

AUTOMATIC INVESTMENT PLAN (AIP) AND DIRECT DEPOSIT PLAN. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. Investments must be at least $50 under the AIP. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 888-726-0753 for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;
      o     Date of birth (for individuals);
      o Residential or business street address (although post office boxes are still permitted for mailing); and
      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. In general, the Fund is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, will monitor shareholder trading activity in order to ensure it complies with the Fund's policies. The Fund will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse affect on Fund performance. The Fund reserves the right at any time to reject any purchase request that it believes to be market timing; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by any financial institutions. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

ADDITIONAL INFORMATION. The Fund will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the right to limit the amount of investments and to refuse to sell to any person.

The Fund's account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Fund or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of more than $25,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within three business days after tender in proper form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly, quarterly, semi-annual or annual payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges or to terminate the plan upon 60 days written notice. Telephone the Transfer Agent toll-free at 888-726-0753 for additional information.

ADDITIONAL INFORMATION. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund  reserves the right to suspend the right of  redemption  or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

DIVIDENDS AND DISTRIBUTIONS
================================================================================

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option --   income   distributions   and   capital   gains   distributions
                  reinvested in additional shares
Income Option --  income distributions paid in cash; capital gains distributions reinvested in additional shares
Cash Option --    income  distributions and capital gains  distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most of its distributions to be in the form of capital gains; however, the nature of the Fund's distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

If you buy shares of the Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

OPERATION OF THE FUND
================================================================================

The Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, to manage the Fund's investments. The Adviser has been registered as an investment adviser since 1988 and has $706 million of assets under management as of December 31, 2007. The controlling shareholder of the Adviser is George P. Schwartz, who is President of both the Trust and the Adviser.


The investment advisory fee paid to the Adviser during the fiscal year ended December 31, 2007 was equal to 1.00% of the Fund's average daily net assets. A discussion of the factors considered by the Board of Trustees in its most recent approval of the Fund's investment advisory agreement, including its conclusions with respect thereto, will be available in the Fund's semi-annual report for the period ending June 30, 2008.

PORTFOLIO MANAGERS. George P. Schwartz, CFA, and Timothy S. Schwartz, CFA, are co-portfolio managers of the Fund. George P. Schwartz has been a portfolio manager of the Fund since its inception and Timothy S. Schwartz has been a portfolio manager of the Fund since March 1, 2008. The portfolio managers are jointly responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Mr. George Schwartz has been President and Chief Investment Officer of the Adviser for more than 25 years. Mr. Timothy Schwartz joined the Adviser in 1998 and is Vice President and Treasurer of the Adviser. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.


DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor"), serves as the distributor of shares of the Fund. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Fund's administrator and transfer agent. The Fund may be distributed through other broker-dealers as well.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

CALCULATION OF SHARE PRICE
================================================================================


On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received in proper form.

The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. When fair value pricing is employed, the prices of the securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. To the extent any assets of the Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's net asset value with respect to those assets is calculated based upon the net asset values of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=================================================================================================================
                                                  YEAR          YEAR          YEAR          YEAR          YEAR
                                                 ENDED         ENDED         ENDED         ENDED         ENDED
                                                DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                  2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......   $    25.52    $    25.44    $    27.04    $    25.84    $    20.20
                                               ----------    ----------    ----------    ----------    ----------
Income/(loss) from investment operations:
  Net investment loss ......................        (0.00)(a)     (0.09)        (0.17)        (0.21)        (0.16)
  Net realized and unrealized gains/(losses)
    on investments .........................        (2.82)         3.74          1.23          6.02          8.10
                                               ----------    ----------    ----------    ----------    ----------
Total from investment operations. ..........        (2.82)         3.65          1.06          5.81          7.94
                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
  From net realized gains on investments ...        (0.55)        (3.57)        (2.66)        (4.61)        (2.30)
                                               ----------    ----------    ----------    ----------    ----------

Net asset value at end of year .............   $    22.15    $    25.52    $    25.44    $    27.04    $    25.84
                                               ==========    ==========    ==========    ==========    ==========

Total return (b) ...........................       (11.1)%        14.3%          3.8%         22.6%         39.3%
                                               ==========    ==========    ==========    ==========    ==========

Ratios/Supplementary Data:
Net assets at end of year (000's) ..........   $   54,863    $   68,408    $   69,486    $   76,510    $   59,592
                                               ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets ....        1.34%         1.38%         1.61%         1.82%         1.89%

Ratio of net investment loss to
  average net assets .......................       (0.00)%       (0.35)%       (0.65)%       (0.84)%       (0.73)%

Portfolio turnover rate ....................          78%           82%           78%           83%           74%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

================================================================================

                           SHAREHOLDER PRIVACY POLICY
================================================================================

This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter. In the remainder of the Policy, these entities will be referred to as "We."

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect shareholder privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former shareholders to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR NONPUBLIC PERSONAL INFORMATION, CALL 888-726-0753 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

================================================================================

                                BOARD OF TRUSTEES

                                 John E. Barnds
                                 Peter F. Barry
                              Donald J. Dawson, Jr.
                                 Joseph M. Grace
                             George P. Schwartz, CFA
                               Gregory J. Schwartz



                               INVESTMENT ADVISER

                        SCHWARTZ INVESTMENT COUNSEL, INC.
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301
                                  248-644-8500


                          ADMINISTRATOR/TRANSFER AGENT

                           ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707


                                  LEGAL COUNSEL

                            SULLIVAN & WORCESTER LLP
                          1666 K Street N.W., Suite 700
                             Washington, D.C. 20006


                                    OFFICERS

                          Gregory J. Schwartz, Chairman
                       George P. Schwartz, CFA, President
                    Richard L. Platte, Jr., CFA, VP/Secretary
                       Timothy S. Schwartz, CFA, Treasurer
                    Becky S. Renaud, Chief Compliance Officer
                      Robert G. Dorsey, Assistant Secretary
                       John F. Splain, Assistant Secretary
                     Mark J. Seger, CPA, Assistant Treasurer
                     Theresa M. Bridge, CPA, Asst. Treasurer
                     Craig J. Hunt, Assistant Vice President


                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                              DELOITTE & TOUCHE LLP
                             111 South Wacker Drive
                             Chicago, Illinois 60606


                                   DISTRIBUTOR

                         ULTIMUS FUND DISTRIBUTORS, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246



                                    CUSTODIAN

                                  US BANK, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

                               SchwartzValueFund

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

                                  888-726-0753

The Prospectus, the SAI, and the most recent shareholder reports are also available on the Fund's website at www.schwartzvaluefund.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the EDGAR Database on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

        FOR INFORMATION OR ASSISTANCE OPENING AN ACCOUNT, PLEASE CONTACT
          YOUR FINANCIAL ADVISER, CALL TOLL-FREE 888-726-0753 OR VISIT
                           www.schwartzvaluefund.com.

                               [GRAPHIC OMITTED]

                       Schwartz Investment Counsel, Inc.

                                Established 1980

      3707 WEST MAPLE ROAD o SUITE 100 o BLOOMFIELD HILLS, MICHIGAN 48301

                                  800-449-9240

                             www.schwartzinvest.com

                               File No. 811-07148

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                               [GRAPHIC OMITTED]



--------------------------------------------------------------------------------
            [LOGO OMITTED]    SCHWARTZ INVESTMENT TRUST
-----------   AVE MARIA   ------------------------------------------------------
                MUTUAL
                FUNDS

  Ave Maria Catholic Values Fund

       Ave Maria Growth Fund

  Ave Maria Rising Dividend Fund

    Ave Maria Opportunity Fund

        Ave Maria Bond Fund



                                                      Prospectus
                                                      MAY 1, 2008


--------------------------------------------------------------------------------

                                   PROSPECTUS
                                   May 1, 2008

 SHAREHOLDER ACCOUNTS             [LOGO OMITTED]         CORPORATE OFFICES
   c/o Ultimus Fund                 AVE MARIA           3707 W. Maple Road
    Solutions, LLC                    MUTUAL                 Suite 100
    P.O. Box 46707                    FUNDS         Bloomfield Hills, MI 48301
 Cincinnati, OH 45246                                     (866) 283-6274
    (888) 726-9331                                     www.avemariafunds.com


AVE MARIA CATHOLIC VALUES FUND (AVEMX)
AVE MARIA GROWTH FUND (AVEGX)
AVE MARIA RISING DIVIDEND FUND (AVEDX)
AVE MARIA OPPORTUNITY FUND (AVESX)
AVE MARIA BOND FUND (CLASS R - AVEFX; CLASS I - AVEHX)

MINIMUM INVESTMENT  Initial purchase - $1,000

INVESTMENT OBJECTIVES

AVE MARIA CATHOLIC VALUES FUND:
Long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

AVE MARIA GROWTH FUND:
Long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

AVE MARIA RISING DIVIDEND FUND:
Increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.

AVE MARIA OPPORTUNITY FUND:
Long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

AVE MARIA BOND FUND:
Preservation of principal with a reasonable level of current income.

Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund and Ave Maria Bond Fund (individually a "Fund" or together the "Funds") have retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Funds' investments. The Adviser, with the approval of the Board of Trustees, has selected JLB & Associates, Inc. (the "Sub-Adviser") to serve as the sub-adviser to the Ave Maria Growth Fund. In addition, the Funds rely on guidance from the Catholic Advisory Board. The Catholic Advisory Board consists of six members who are actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The Funds are not authorized by the Roman Catholic Church nor is the Catholic Advisory Board affiliated with the Roman Catholic Church.

                                 [LOGO OMITTED]
                                   AVE MARIA
                                     MUTUAL
                                     FUNDS

                                TABLE OF CONTENTS

Risk/Return Summary......................................................      3

Expense Information......................................................     21

How to Purchase Shares...................................................     23

How to Exchange Shares...................................................     26

How to Redeem Shares.....................................................     27

Dividends and Distributions..............................................     29

Taxes....................................................................     30

Operation of the Funds...................................................     31

The Catholic Advisory Board..............................................     33

Calculation of Share Price...............................................     34

Financial Highlights.....................................................     35

Shareholder Privacy Policy...............................................     41

For More Information...............................................   back cover

--------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY

AVE MARIA CATHOLIC VALUES FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Ave Maria Catholic Values Fund invests primarily in common stocks. The Adviser utilizes a comprehensive financial database and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. The Fund may invest in companies of all sizes. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund's investment objective and standards.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

The prices of shares in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product transitions, and other significant changes that the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares.

The Fund invests in securities of established companies of various market capitalizations. Generally, stocks are purchased with the intent to hold them for three years or more. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA CATHOLIC VALUES FUND?

GENERAL MARKET RISKS
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's price or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS
The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.

INVESTMENT STYLE RISK
Like any mutual fund, the Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.

SMALL-CAP AND MID-CAP COMPANY RISK
Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Catholic Values Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              [BAR CHART OMITTED]

               2002     2003     2004     2005     2006     2007
              -9.81%   35.55%   20.10%    5.79%   14.19%   -4.03%


During the periods shown in the bar chart, the highest return for a quarter was 19.59% during the quarter ended June 30, 2003 and the lowest return for a quarter was -15.81% during the quarter ended September 30, 2002.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
The table below shows how the Ave Maria Catholic Values Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                             ONE        FIVE     SINCE INCEPTION
AVE MARIA CATHOLIC VALUES FUND               YEAR       YEARS     (MAY 1, 2001)
                                            ------     -------   ---------------

Return Before Taxes                         -4.03%      13.54%         9.14%
Return After Taxes on Distributions         -4.15%      13.11%         8.81%
Return After Taxes on Distributions
   and Sale of Fund Shares                  -2.45%      11.87%         7.99%

STANDARD & POOR'S 500 INDEX*
   (reflects no deduction for fees,
   expenses, or taxes)                       5.49%      12.83%         4.06%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks. Performance assumes reinvestment of all dividends.


--------------------------------------------------------------------------------

AVE MARIA GROWTH FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Sub-Adviser to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are secondary considerations in investment selection. The Fund may invest in companies of all sizes.

In selecting investments, the Sub-Adviser will rely primarily on fundamental analysis by reviewing the issuing company's financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions.

The Fund practices morally responsible investing. The Sub-Adviser monitors over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. This process is designed to avoid investments in companies it believes offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose polices undermine the Sacrament of Marriage.

The Fund's investments are also monitored in relation to the Sub-Adviser's criteria for a growth company. The Sub-Adviser evaluates a company's earnings growth and prospects, price to cash flow, along with other variables to determine whether the company meets its growth criteria. These companies may include small and mid-cap companies. Generally, stocks are purchased with the intent to hold them for three years or more. However, when a company no longer meets the Sub-Adviser's investment standards, it is sold regardless of the time held by the Fund. In addition, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA GROWTH FUND?

GENERAL MARKET RISKS
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's price or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Sub-Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS
The Sub-Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Sub-Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Sub-Adviser that the security be sold.

INVESTMENT STYLE RISK
Like any mutual fund, the Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Fund's growth style may go out of favor with investors, resulting in a negative impact to the Fund's performance. In addition, the Sub-Adviser may select stocks that fail to appreciate as anticipated.

GROWTH STOCK RISK
The Fund intends to invest in equity securities of companies that the Sub-Adviser believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market. A company may never achieve the earnings expansion the Fund anticipates.

SMALL-CAP AND MID-CAP COMPANY RISK
Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Growth Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              [BAR CHART OMITTED]

                        2004     2005     2006     2007
                       21.47%    0.34%   15.76%   11.61%


During the periods shown in the bar chart, the highest return for a quarter was 10.46% during the quarter ended December 31, 2004 and the lowest return for a quarter was -4.00% during the quarter ended March 31, 2005.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
The table below shows how the Ave Maria Growth Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                    ONE          SINCE INCEPTION
AVE MARIA GROWTH FUND                               YEAR          (MAY 1, 2003)
                                                   ------        ---------------

   Return Before Taxes                             11.61%            15.29%
   Return After Taxes on Distributions             11.37%            15.20%
   Return After Taxes on Distributions
      and Sale of Fund Shares                       7.88%            13.44%

STANDARD & POOR'S 500 INDEX*
   (reflects no deduction for fees,
   expenses, or taxes)                              5.49%            12.67%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks. Performance assumes reinvestment of all dividends.


--------------------------------------------------------------------------------

AVE MARIA RISING DIVIDEND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Ave Maria Rising Dividend Fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Ave Maria Rising Dividend Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that the Adviser expects to increase their dividends over time and also provide long-term growth of capital. The Adviser believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Fund's volatility during periods of market turbulence and help offset losses when stock prices are falling.

The Adviser looks for stocks with sustainable, above-average growth in earnings and dividends, and the Adviser attempts to buy them when they are temporarily out-of-favor or undervalued by the market. The Fund may invest in companies of all sizes. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund's investment objective and standards.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

In selecting investments for the Fund, the Adviser favors companies with one or more of the following attributes:

o either a track record of, or the potential for, above-average earnings and dividend growth;

o     a competitive dividend yield;

o a sound balance sheet and solid cash flow to support future dividend increases;

o     a sustainable competitive advantage and leading market position; and

o reasonable valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

Stocks are sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares.


In pursuing the Fund's investment objective, the Adviser has the discretion to purchase securities in special situations when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA RISING DIVIDEND FUND?

GENERAL MARKET RISKS
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks such as rapid increase or decrease in a stock's price or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS
The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.


INVESTMENT STYLE RISK
Like any mutual fund, the Fund's method of security selection may not be successful. There is no guarantee that the Fund's dividends will increase over time. The stocks held by the Fund may reduce or stop paying dividends, which may affect the Fund's ability to generate income. The Adviser's approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend paying stocks.


SMALL-CAP AND MID-CAP COMPANY RISK
Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Rising Dividend Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              [BAR CHART OMITTED]

                                 2006     2007
                                17.89%   -0.59%

During the periods shown in the bar chart, the highest return for a quarter was 7.05% during the quarter ended December 31, 2006 and the lowest return for a quarter was -6.76% during the quarter ended December 31, 2007.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
The table below shows how the Ave Maria Rising Dividend Fund's average annual total returns compare with those of the Standard & Poor's 500 Index and the Standard & Poor's Dividend Aristocrats Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                    ONE          SINCE INCEPTION
AVE MARIA RISING DIVIDEND FUND                      YEAR          (MAY 2, 2005)
                                                   ------        ---------------

   Return Before Taxes                             -0.59%             8.75%
   Return After Taxes on Distributions             -1.17%             8.25%
   Return After Taxes on Distributions
      and Sale of Fund Shares                       0.42%             7.50%

STANDARD & POOR'S 500 INDEX*
   (reflects no deduction for fees,
   expenses, or taxes)                              5.49%            11.26%

STANDARD & POOR'S DIVIDEND
ARISTOCRATS INDEX**
   (reflects no deduction for fees,
   expenses, or taxes)                             -2.07%             7.45%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks. Performance assumes reinvestment of all dividends.

** The Standard & Poor's Dividend Aristocrats Index is an unmanaged index which measures the performance of the companies within the Standard & Poor's 500 Index that have increased their dividend payments in each of the last 25 years. Performance assumes reinvestment of all dividends.


--------------------------------------------------------------------------------

AVE MARIA OPPORTUNITY FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Opportunity Fund is to seek long-term capital appreciation from equity investments primarily in companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Ave Maria Opportunity Fund will invest primarily in common stocks of small capitalization ("small-cap") and micro capitalization ("micro-cap") companies meeting the Fund's religious criteria (as discussed below). The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes are selling below their intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product transitions, and other significant changes which the Adviser feels will significantly enhance shareholder value in the future. The Adviser believes that the Russell 2000 Index, an index of small capitalization stocks, is the most appropriate broad-based securities market index against which to compare the Fund's performance. The median market capitalization of companies included in the Russell 2000 Index currently is $515 million. Although the Fund is permitted to invest in companies of any size, it is anticipated that the Fund will invest primarily in common stocks of small-cap and micro-cap companies, as defined by the Adviser, with market capitalizations within the range determined by the Adviser. The Adviser currently defines small-cap companies as those whose market capitalization at the time of purchase is between $200 million and $4 billion, and defines micro-cap companies as those whose market capitalization is less than $200 million. Therefore, most of the companies in the Fund's portfolio can be expected to have a market capitalization of $4 billion or less, as measured at the time of purchase. However, there is no maximum or minimum market capitalization of companies in which the Fund may invest.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.


The Adviser intends to hold securities in the Fund for an average of three years or more. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.


Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA OPPORTUNITY FUND?

GENERAL MARKET RISKS
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's price or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS
The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.

INVESTMENT STYLE RISK
Like any mutual fund, the Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.

SMALL-CAP AND MICRO-CAP COMPANY RISK
Investments in small-cap and micro-cap companies often involve higher risks because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of small-cap and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small-cap and micro-cap companies may be subject to wider price fluctuations. Small-cap and micro-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock. The foregoing risks may be particularly pronounced with respect to investments in micro-cap companies.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


The bar chart and performance table shown below provide some indication of the risks of investing in the Ave Maria Opportunity Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              [BAR CHART OMITTED]

                                      2007
                                     -8.52%

During the period shown in the bar chart, the highest return for a quarter was 5.70% during the quarter ended June 30, 2007 and the lowest return for a quarter was -8.52% during the quarter ended December 31, 2007.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
The table below shows how the Ave Maria Opportunity Fund's average annual total returns compare with those of the Russell 2000 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                    ONE          SINCE INCEPTION
AVE MARIA OPPORTUNITY FUND                          YEAR          (MAY 1, 2006)
                                                   ------        ---------------

   Return Before Taxes                             -8.52%            -0.56%
   Return After Taxes on Distributions             -8.62%            -1.09%
   Return After Taxes on Distributions
      and Sale of Fund Shares                      -5.40%            -0.69%

RUSSELL 2000 INDEX*
   (reflects no deduction for fees,
   expenses, or taxes)                             -1.57%             1.63%

* The Russell 2000 Index, representing approximately 10% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). Performance assumes reinvestment of all dividends.

--------------------------------------------------------------------------------

AVE MARIA BOND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The Ave Maria Bond Fund invests primarily (80% or more of its net assets, including the amount of any borrowings for investment purposes) in investment-grade debt securities of primarily domestic issuers, including the U.S. government and its agencies and instrumentalities, corporations and municipalities, as well as mortgage-backed securities and money market instruments. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares. The Fund may invest in debt securities of any maturity. In selecting debt securities, the Adviser will focus on the issuer's credit strength as well as the security's effective duration and yield. Effective duration is a measure of a debt security's price sensitivity to interest rate changes. Effective duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.


The Fund may also invest a portion of its net assets (up to 20%) in preferred stocks, convertible securities, and common stocks paying dividends. The Fund also seeks to invest in securities that appear comparatively undervalued. For example, the Fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued.

Under normal circumstances, all of the Fund's investments in corporate debt and equity securities will satisfy the Fund's religious criteria. The Adviser monitors over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. This process is designed to avoid investments in companies it believes offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. However, the Fund's investments in U.S. government obligations (or money market instruments that the Fund may invest in for temporary defensive or liquidity purposes) may conflict with the Fund's religious goals.

The Fund will invest at least a majority of its assets in debt securities rated at least BBB (or an equivalent rating) at the time of purchase by a nationally recognized rating agency, or unrated securities of comparable quality, and in securities issued by the U.S. government, its agencies or its instrumentalities. The Fund will invest no more than 20% of its assets in debt securities whose highest rating, at the time of purchase, is BBB (or an equivalent rating) or lower.

"Investment-grade" debt securities are government securities, corporate bonds, debentures or notes or money market instruments rated at least BBB (or an equivalent rating), or unrated securities the Adviser considers to be of comparable quality. The Fund may invest up to 5% of its net assets in securities whose ratings are below investment grade.

Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the Adviser believes they offer higher return potential than nonconvertible securities. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund's fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.


The value of fixed income securities tends to decrease when interest rates rise and increase when interest rates fall. When the Adviser expects interest rates to rise, it may purchase fixed income securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term fixed income securities.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA BOND FUND?


GENERAL MARKET RISKS
Factors affecting the securities markets include economic growth and decline, interest rate levels and political events. There is a risk the Adviser will not accurately predict the impact of these and other factors, in which case the securities owned by the Fund might decline in value. Any equity securities held by the Fund are subject to market risks, such as rapid increase or decrease in a stock's price or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. Convertible securities generally are debt obligations that pay income, but may convert into common or preferred stock under certain circumstances. Therefore, convertible securities may be subject to both debt and equity security risks described herein. As a result, there is a risk you could lose money by investing in the Fund.


MORAL INVESTING RISKS
The Adviser invests in securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.

CREDIT RISK
The value of the Fund's fixed income securities is affected by the issuers' continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligations or their credit ratings are downgraded. Securities rated in the lowest of the investment-grade categories (BBB or an equivalent rating) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong as those of higher-rated bonds and may be more likely to not be able to make interest or principal payments during periods of economic uncertainty or downturn.


Government securities held by the Fund may or may not be backed by the full faith and credit of the U.S. government. Securities backed by the full faith and credit of the U.S. government include Treasury securities, Government National Mortgage Association securities and Overseas Private Investment Corporation securities. Securities that are not backed by the full faith and credit of the U.S. government include securities issued by various other government agencies.

INTEREST RATE RISK
The value of the Fund's fixed income securities is also affected by changes in interest rates. When interest rates rise, the value of the Fund's securities and its share value will decline. A change in interest rates will also change the amount of income the Fund generates. While securities with shorter maturities generally offer lower yields, they are less affected by interest rate changes and generally provide greater price stability than longer-term securities.


PREPAYMENT RISK
Mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates and involve prepayment risk, which is the risk that the underlying mortgages may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the Fund's return and result in losses to the Fund if some securities were acquired at a premium.


INVESTMENT GRADE RISK
The Fund's investment grade determination is made at the time of purchase. A determination of whether a security is investment grade represents the rating agency's opinion as to credit quality but is not an absolute standard of quality or a guarantee as to the creditworthiness of an issuer. If a security's rating is reduced below investment grade, the Fund is not required to liquidate the position. When a security rating is reduced below investment grade, it may be more difficult for the Fund to receive income and achieve capital appreciation from its investment.


WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Bond Fund by showing the performance of the Fund's Class R shares for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               CLASS R PERFORMANCE

                              [BAR CHART OMITTED]

                         2004    2005    2006    2007
                         5.06%   1.39%   5.95%   4.75%


During the periods shown in the bar chart, the highest return for a quarter was 3.48% during the quarter ended September 30, 2006 and the lowest return for a quarter was -1.56% during the quarter ended June 30, 2004.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance of Class I shares will be higher than the performance of Class R shares since Class R shares' expenses are higher. Both classes invest in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
The table below shows how the Ave Maria Bond Fund's average annual total returns compare with those of the Lehman Brothers Intermediate U.S. Government/Credit Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are shown for Class R shares only and after-tax returns for Class I shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                    ONE          SINCE INCEPTION
AVE MARIA BOND FUND                                 YEAR          (MAY 1, 2003)
                                                   ------        ---------------

CLASS R SHARES
   Return Before Taxes                              4.75%             4.17%
   Return After Taxes on Distributions              3.12%             3.02%
   Return After Taxes on Distributions
        and Sale of Fund Shares                     3.58%             2.99%

CLASS I SHARES
   Return Before Taxes                              5.14%             4.53%

LEHMAN BROTHERS INTERMEDIATE
   U.S. GOVERNMENT/CREDIT INDEX*
   (reflects no deduction for
   fees,expenses, or taxes)                         7.39%             3.84%

* The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index generally representative of the performance of intermediate term bonds. Performance assumes monthly compounding of interest payments.

--------------------------------------------------------------------------------

                               EXPENSE INFORMATION

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases...............................     None
Contingent Deferred Sales Charge (Load)................................     None
Sales Charge (Load) Imposed on Reinvested Dividends....................     None
Redemption Fee.........................................................     None
Exchange Fee...........................................................     None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                          Ave Maria              Ave Maria
                          Catholic   Ave Maria    Rising    Ave Maria
                           Values     Growth     Dividend  Opportunity     Ave Maria
                            Fund       Fund        Fund       Fund         Bond Fund
                           ------     ------      ------     ------     ----------------
                                                                        Class R  Class I
                                                                        -------  -------
Management Fees.........    1.00%      1.00%       0.75%      1.00%      0.30%     0.30%
Service (12b-1) Fees....    0.25%      0.25%        None       None      0.25%     0.00%(1)
Other Expenses .........    0.24%      0.31%       0.33%      0.80%      0.41%     0.38%
Acquired Fund Fees
   and Expenses(2)......    0.01%      0.00%       0.01%      0.02%      0.01%     0.01%
                           ------     ------      ------     ------     ------    ------
Total Annual Fund
  Operating Expenses....    1.50%      1.56%       1.09%      1.82%      0.97%     0.69%
Less: Fee Reductions
  and/or Expense
  Reimbursements(3).....     None      0.06%        None      0.55%      0.26%     0.28%
                           ------     ------      ------     ------     ------    ------
Net Annual Fund
  Operating Expenses....    1.50%      1.50%       1.09%      1.27%      0.71%     0.41%
                           ======     ======      ======     ======     ======    ======

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated, all dividends and distributions are reinvested in shares of the Fund, and then you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. The Example also takes into account the Adviser's contractual arrangement to maintain each Fund's expenses at the agreed upon level for the contractual periods currently in place. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               Ave Maria               Ave Maria
               Catholic    Ave Maria    Rising     Ave Maria
                Values      Growth     Dividend   Opportunity      Ave Maria
                 Fund        Fund        Fund        Fund          Bond Fund
               --------    --------    --------    --------     ----------------
                                                                Class R  Class I
                                                                -------  -------
1 Year          $  153      $  153      $  111      $  129      $   73    $   42
3 Years            474         481         347         463         256       163
5 Years            818         838         601         880         484       327
10 Years         1,791       1,846       1,329       2,044       1,141       804

(1) The Trust has adopted a Shareholder Servicing Plan under which Class I shares of the Ave Maria Bond Fund may incur expenses related to the distribution of such shares. The annual limitation for payment of such expenses under the Shareholder Servicing Plan is 0.10% of average daily net assets allocable to Class I shares. However, Class I shares of the Fund did not incur any expenses pursuant to the Shareholder Servicing Plan during the most recent fiscal year.

(2) Acquired Fund Fees and Expenses represent the fees and expenses incurred indirectly by the Funds as a result of investing in shares of other investment companies and pooled investment vehicles. Acquired Fund Fees and Expenses for the Ave Maria Growth Fund have been included under the subcaption "Other Expenses" because they were less than 0.01% during the most recent fiscal year.

(3) The Adviser has contractually agreed to reduce Management Fees and reimburse Other Expenses until at least May 1, 2010 so that Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.50% with respect to each of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund; do not exceed 1.25% with respect to each of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund; and do not exceed 0.70% and 0.40% with respect to Class R and Class I shares, respectively, of the Ave Maria Bond Fund. Any Management Fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund (or in the case of the Ave Maria Bond Fund, by each class of shares) for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided the repayment to the Adviser does not cause Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of a Fund (or class) to exceed the applicable expense limitation. The Board of Trustees has authorized in advance these repayments to the Adviser. The Adviser will have no claim against a Fund and the Fund will not pay for any unpaid amounts if its expense limitation agreement expires or is terminated.

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                             HOW TO PURCHASE SHARES

Your initial investment in a Fund ordinarily must be at least $1,000 (except that a $10 million initial investment is required to purchase Class I shares of the Ave Maria Bond Fund). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds. Purchase orders received by the Funds' transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT

You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Shares of the Funds may be purchased or sold through brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Funds. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Provided the Transfer Agent has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent at 888-726-9331 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, the name of the Fund(s) in which you are investing, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (513-587-3438) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders.

ADDING TO YOUR ACCOUNT

You may purchase and add shares to your account by mail, by bank wire transfer or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund. In order to purchase additional shares of the Funds by bank wire, please telephone the Transfer Agent at 888-726-9331 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Funds.

AUTOMATIC INVESTMENT PLAN (AIP) AND DIRECT DEPOSIT PLAN

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. Investments must be at least $50 under the AIP. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Funds. Please call 888-726-9331 for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;
      o     Date of birth (for individuals);
      o Residential or business street address (although post office boxes are still permitted for mailing); and
      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage and do not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, will monitor shareholder trading activity in order to ensure it complies with the Funds' policies. The Funds will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement a Fund's investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse affect on Fund performance. The Funds reserve the right at any time to reject any purchase or exchange request that they believe to be market timing; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by any financial institutions. Each of the restrictions on frequent purchases and redemptions of Fund shares described above apply uniformly in all cases.

ADDITIONAL INFORMATION

The Funds will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds and the Distributor reserve the right to limit the amount of investments and to refuse to sell to any person.

The Funds' account application contains provisions in favor of the Funds, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Funds or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

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                             HOW TO EXCHANGE SHARES

Shares of one Fund may be exchanged for shares of another Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.


Shares of the Fund acquired by means of an exchange will be purchased at the net asset value next determined after receipt of the exchange request by the Transfer Agent in the form described below. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 888-726-9331. Please provide the following information:


      o     Your name and telephone number
      o     The exact name of your account and your account number
      o     Taxpayer identification number (usually your Social Security number)
      o     Dollar value or number of shares to be exchanged
      o     The name of the Fund from which the exchange is to be made
      o     The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

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                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds' account records. If the shares to be redeemed have a value of more than $25,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial banking institution or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described above. Payment is normally made within three business days after tender in proper form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN
If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly, quarterly, semi-annual or annual payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges or to terminate the plan upon 60 days written notice. Telephone the Transfer Agent toll-free at 888-726-9331 for additional information.

ADDITIONAL INFORMATION
At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds' intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Funds  reserve the right to suspend the right of  redemption  or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

Each Fund, when it is deemed to be in the best interest of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

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                           DIVIDENDS AND DISTRIBUTIONS

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund expect to distribute substantially all of their net investment income, if any, on an annual basis. The Ave Maria Rising Dividend Fund expects to distribute substantially all of its net investment income on a quarterly basis. The Ave Maria Bond Fund expects to distribute substantially all of its net investment income on a monthly basis. Each Fund expects to distribute any net realized capital gains annually.

Distributions are paid according to one of the following options:

Share Option --   income   distributions   and   capital   gains   distributions
                  reinvested in additional shares
Income Option --  income distributions paid in cash; capital gains distributions reinvested in additional shares
Cash Option --    income  distributions and capital gains  distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

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                                      TAXES

Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund expect most of their distributions to be in the form of capital gains and the Ave Maria Bond Fund expects most of its distributions to be in the form of net investment income; however, the nature of each Fund's distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

If you buy shares of a Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions from the Funds, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

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                             OPERATION OF THE FUNDS

Each Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

INVESTMENT ADVISER

The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, to manage the Funds' investments. The Adviser has been registered as an investment adviser since 1988 and has $706 million of assets under management as of December 31, 2007. The controlling shareholder of the Adviser is George P. Schwartz, who is President of both the Trust and the Adviser.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund each pay the Adviser an investment advisory fee at the annual rate of 1.00% of the average value of its daily net assets. The Ave Maria Rising Dividend Fund pays the Adviser an investment advisory fee at the annual rate of 0.75% of the average value of its daily net assets. The Ave Maria Bond Fund pays the Adviser an investment advisory fee at the annual rate of 0.30% of the average value of its daily net assets.

A discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds' investment advisory agreements, including its conclusions with respect thereto, will be available in the Funds' semi-annual report for the period ended June 30, 2008.

SUB-ADVISER


Subject to the authority of the Board of Trustees and the supervision of the Adviser, the Adviser retains JLB & Associates, Inc. (the "Sub-Adviser"), 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170, to provide the Ave Maria Growth Fund with a continuous program of investing the Fund's assets and determining the composition of the Fund's portfolio. Compensation of the Sub-Adviser is paid by the Adviser (not the Ave Maria Growth Fund) at the annual rate of 0.30% of the average value of the Fund's daily net assets. The Sub-Adviser's fee is reduced on a pro-rata basis to the extent that the Adviser waives any of its advisory fees or reimburses expenses of the Fund. The Sub-Adviser cannot recover from the Fund any such fee reductions.

The Sub-Adviser voluntarily agreed to waive its sub-advisory fees during the period from September 1, 2007 through April 30, 2008 to the extent necessary to reduce such fees to the annual rate of 0.25% of the average value of the Fund's daily net assets (subject to further reduction on a pro-rata basis to the extent the Adviser waived any of its advisory fees or reimbursed expenses of the Fund).

PORTFOLIO MANAGERS

The portfolio managers of each Fund are responsible for the day-to-day investment policy, portfolio management and investment research for such Fund. The business experience of the portfolio managers are described below. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the Funds.

GEORGE P. SCHWARTZ, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund, has been President and Chief Investment Officer of the Adviser for more than 25 years. He has served as a portfolio manager of the Ave Maria Catholic Values Fund since July 2002 and the Ave Maria Rising Dividend Fund since its inception on May 2, 2005.

GREGORY R. HEILMAN, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund since October 1, 2003. He currently serves as Senior Vice President and Portfolio Manager of the Adviser. From 1999 until August 2003, Mr. Heilman was Vice President and Portfolio Manager with Gries Financial LLC.

JAMES L. BASHAW, CFA, portfolio manager of the Ave Maria Growth Fund since its inception on May 1, 2003. Mr. Bashaw has been President and Chief Investment Officer of the Sub-Adviser for more than 20 years.

RICHARD L. PLATTE, JR., CFA, portfolio manager of the Ave Maria Bond Fund and co-portfolio manager of the Ave Maria Rising Dividend Fund, has served in these capacities since each Fund's inception (May 1, 2003 and May 2, 2005, respectively). He joined the Adviser in 1987 and currently serves as Executive Vice President and Secretary.

TIMOTHY S. SCHWARTZ, CFA, portfolio manager of the Ave Maria Opportunity Fund since its inception on May 1, 2006. He joined the Adviser in 1998 and currently serves as Vice President and Treasurer.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor") serves as the distributor of shares of the Funds. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Funds' administrator and transfer agent. The Funds may be distributed through other broker-dealers as well.

SHAREHOLDER SERVICING PLAN (12B-1 FEES)

Each Fund (except for the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund) has adopted a Shareholder Servicing Plan (the "Plan"). The Plan allows the Funds to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's average daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.

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                           THE CATHOLIC ADVISORY BOARD

Each member of the Catholic Advisory Board has served for many years on Catholic boards, committees, foundations and other Catholic organizations. They have all met with and discussed matters of Catholic dogma with the hierarchy of the Catholic Church, including bishops, archbishops, and in some cases, the Pope. All of them are familiar with the magisterium of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The companies considered for investment in the Funds are screened using publicly available information as well as information from the Adviser, shareholders and other sources. The Catholic Advisory Board members actively seek the advice and counsel of Catholic clergy in determining if companies meet the Funds' religious criteria.

The members of the Catholic Advisory Board are:

      PAUL R. RONEY, CHAIRMAN
      Executive Director of the Ave Maria Foundation

      LOU HOLTZ
      Former football coach, ESPN college football analyst, author, and motivational speaker

      LAWRENCE KUDLOW
      Host of CNBC's "Kudlow & Company" and nationally syndicated columnist

      THOMAS S. MONAGHAN
      Chancellor of Ave Maria University

      MICHAEL NOVAK
      Author, columnist, theologian and former U.S. Ambassador

      PHYLLIS SCHLAFLY
      Founder of Eagle Forum

HIS EMINENCE ADAM CARDINAL MAIDA is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.

The Catholic Advisory Board acts in an advisory capacity only and has no discretionary authority to make investment decisions for the Funds. The Catholic Advisory Board will make its best determination as to whether a particular security is consistent with core values and teachings of the Catholic Church; however, the members of the Board do not represent the Catholic Church and there is no guarantee that the Catholic Advisory Board will be successful in its mission.

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                           CALCULATION OF SHARE PRICE

On each day that the Funds are open for business, the share price (net asset value) of each Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. With respect to the Ave Maria Bond Fund, the net asset value of each class of shares is calculated separately. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received in proper form.


The Funds' portfolio securities are valued as follows: (1) securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. When fair value pricing is employed, the prices of the securities used by the Funds to calculate their net asset value may differ from quoted or published prices for the same securities. To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's net asset value with respect to those assets is calculated based upon the net asset values of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

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                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years (or if shorter, the period of the Fund's operations). Certain financial information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

AVE MARIA CATHOLIC VALUES FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                   YEAR           YEAR           YEAR           YEAR           YEAR
                                                  ENDED          ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   2007           2006           2005           2004           2003
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......    $    16.50     $    15.06     $    14.62     $    12.75     $     9.47
                                                ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment income/(loss) .............          0.00(a)       (0.04)         (0.04)         (0.05)         (0.03)
  Net realized and unrealized gains/(losses)
     on investments ........................         (0.67)          2.18           0.89           2.61           3.40
                                                ----------     ----------     ----------     ----------     ----------
Total from investment operations ...........         (0.67)          2.14           0.85           2.56           3.37
                                                ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment income ...............         (0.00)(a)         --             --             --             --
  From net realized gains on investments ...         (0.13)         (0.70)         (0.41)         (0.69)         (0.09)
                                                ----------     ----------     ----------     ----------     ----------
Total distributions ........................         (0.13)         (0.70)         (0.41)         (0.69)         (0.09)
                                                ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .............    $    15.70     $    16.50     $    15.06     $    14.62     $    12.75
                                                ==========     ==========     ==========     ==========     ==========

Total return (b) ...........................         (4.0%)(c)      14.2%           5.8%          20.1%          35.6%
                                                ==========     ==========     ==========     ==========     ==========
Ratios/Supplementary Data:
Net assets at end of year (000's) ..........    $  247,195     $  258,012     $  246,375     $  248,070     $  144,956
                                                ==========     ==========     ==========     ==========     ==========
Ratio of net expenses to
  average net assets (d) ...................         1.50%          1.50%          1.50%          1.50%          1.50%

Ratio of net investment income/(loss)
  to average net assets ....................         0.03%         (0.23)%        (0.28)%        (0.44)%        (0.28)%

Portfolio turnover rate ....................           52%            59%            61%            34%            58%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) During the year ended December 31, 2007, the Fund received a payment from the Adviser of $176,249 for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.06%.

(d) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.51%, 1.52% and 1.56% for the years ended December 31, 2006, 2005, 2004 and 2003, respectively.

AVE MARIA GROWTH FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR           YEAR           YEAR           YEAR          PERIOD
                                                  ENDED          ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   2007           2006           2005           2004          2003(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....    $    17.22     $    15.00     $    14.99     $    12.34     $    10.00
                                                ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment loss ......................         (0.09)         (0.04)         (0.05)         (0.03)         (0.02)
  Net realized and unrealized
    gains on investments ...................          2.09           2.40           0.10           2.68           2.36
                                                ----------     ----------     ----------     ----------     ----------
Total from investment operations ...........          2.00           2.36           0.05           2.65           2.34
                                                ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net realized gains on investments ...         (0.28)         (0.14)         (0.04)            --             --
                                                ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ...........    $    18.94     $    17.22     $    15.00     $    14.99     $    12.34
                                                ==========     ==========     ==========     ==========     ==========

Total return (b) ...........................         11.6%          15.8%           0.3%          21.5%          23.4%(c)
                                                ==========     ==========     ==========     ==========     ==========
Ratios/Supplementary Data:
Net assets at end of period (000's) ........    $  116,737     $   85,211     $   63,561     $   51,574     $   15,105
                                                ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets (d)      1.50%          1.50%          1.50%          1.50%          1.49%(e)

Ratio of net investment loss
  to average net assets ....................        (0.55)%        (0.30)%        (0.34)%        (0.29)%        (0.36)%(e)

Portfolio turnover rate ....................            9%            13%            29%             3%             0%

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.56%, 1.62%, 1.64%, 1.79% and 2.61%(e) for the periods ended December 31,
      2007, 2006, 2005, 2004 and 2003, respectively.

(e)   Annualized.

AVE MARIA RISING DIVIDEND FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 YEAR           YEAR          PERIOD
                                                                ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2007           2006          2005(a)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...................    $    12.08     $    10.59     $    10.00
                                                              ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment income ..................................          0.16           0.14           0.08
  Net realized and unrealized gains/(losses)
    on investments .......................................         (0.22)          1.75           0.59
                                                              ----------     ----------     ----------
Total from investment operations .........................         (0.06)          1.89           0.67
                                                              ----------     ----------     ----------
Less distributions:
  From net investment income .............................         (0.16)         (0.14)         (0.08)
  From net realized gains on investments .................         (0.32)         (0.26)         (0.00)(b)
                                                              ----------     ----------     ----------
Total distributions ......................................         (0.48)         (0.40)         (0.08)
                                                              ----------     ----------     ----------

Net asset value at end of period .........................    $    11.54     $    12.08     $    10.59
                                                              ==========     ==========     ==========

Total return (c) .........................................         (0.6%)         17.9%           6.7%(d)
                                                              ==========     ==========     ==========
Ratios/Supplementary Data:
Net assets at end of period (000's) ......................    $   82,743     $   35,051     $   25,243
                                                              ==========     ==========     ==========

Ratio of net expenses to average net assets (e) ..........         1.14%          1.25%          1.24%(f)

Ratio of net investment income to average net assets .....         1.26%          1.23%          1.19%(f)

Portfolio turnover rate ..................................           41%            65%            21%(f)

(a) Represents the period from the initial public offering (May 2, 2005) through December 31, 2005.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.31% and 1.43%(f) for the periods ended December 31, 2006 and 2005, respectively.

(f)   Annualized.

AVE MARIA OPPORTUNITY FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  YEAR          PERIOD
                                                                 ENDED          ENDED
                                                               DECEMBER 31,   DECEMBER 31,
                                                                  2007          2006(a)
------------------------------------------------------------------------------------------
Net asset value at beginning of period ....................    $    10.55     $    10.00
                                                               ----------     ----------
Income/(loss) from investment operations:
  Net investment income ...................................          0.07           0.06
  Net realized and unrealized gains/(losses) on investments         (0.97)          0.77
                                                               ----------     ----------
Total from investment operations ..........................         (0.90)          0.83
                                                               ----------     ----------
Less distributions:
  From net investment income ..............................         (0.07)         (0.06)
  From net realized gains on investments ..................            --          (0.22)
                                                               ----------     ----------
Total distributions .......................................         (0.07)         (0.28)
                                                               ----------     ----------

Net asset value at end of period ..........................    $     9.58     $    10.55
                                                               ==========     ==========

Total return (b) ..........................................         (8.5%)          8.3%(c)
                                                               ==========     ==========
Ratios/Supplementary Data:
Net assets at end of period (000's) .......................    $   18,163     $   17,714
                                                               ==========     ==========

Ratio of net expenses to average net assets (d) ...........         1.25%          1.24%(e)

Ratio of net investment income to average net assets ......         0.66%          0.84%(e)

Portfolio turnover rate ...................................          126%           102%(e)

(a) Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.80% and 1.90%(e) for the periods ended December 31, 2007 and 2006, respectively.

(e)   Annualized.

AVE MARIA BOND FUND - CLASS I

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR           YEAR           YEAR           YEAR          PERIOD
                                                  ENDED          ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   2007           2006           2005           2004          2003(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....    $    10.26     $    10.10     $    10.29     $    10.09     $    10.00
                                                ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment income ....................          0.41           0.38           0.33           0.28           0.16
  Net realized and unrealized gains/
    (losses) on investments. ...............          0.11           0.23          (0.15)          0.27           0.10
                                                ----------     ----------     ----------     ----------     ----------
Total from investment operations ...........          0.52           0.61           0.18           0.55           0.26
                                                ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment income ...............         (0.41)         (0.38)         (0.33)         (0.28)         (0.16)
  From net realized gains on investments ...         (0.23)         (0.07)         (0.04)         (0.07)         (0.01)
                                                ----------     ----------     ----------     ----------     ----------
Total distributions ........................         (0.64)         (0.45)         (0.37)         (0.35)         (0.17)
                                                ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ...........    $    10.14     $    10.26     $    10.10     $    10.29     $    10.09
                                                ==========     ==========     ==========     ==========     ==========

Total return (b) ...........................          5.1%           6.2%           1.8%           5.5%           2.6%(c)
                                                ==========     ==========     ==========     ==========     ==========
Ratios/Supplementary Data:
Net assets at end of period (000's) ........    $    9,919     $   17,880     $   48,115     $   32,458     $   30,773
                                                ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets (d)      0.37%          0.30%          0.30%          0.30%          0.30%(e)

Ratio of net investment income
  to average net assets ....................         3.96%          3.67%          3.32%          2.77%          2.36%(e)

Portfolio turnover rate ....................           45%            21%            22%            47%            50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.68%, 0.65%, 0.61%, 0.72% and 0.71%(e) for the periods ended December 31,
      2007, 2006, 2005, 2004 and 2003, respectively.

(e)   Annualized.

AVE MARIA BOND FUND - CLASS R

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR           YEAR           YEAR           YEAR           PERIOD
                                                  ENDED          ENDED          ENDED          ENDED           ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   2007           2006           2005           2004          2003(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....    $    10.25     $    10.08     $    10.28     $    10.09     $    10.00
                                                ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment income ....................          0.38           0.35           0.30           0.24           0.14
  Net realized and unrealized gains/
    (losses) on investments. ...............          0.10           0.24          (0.16)          0.26           0.10
                                                ----------     ----------     ----------     ----------     ----------
Total from investment operations ...........          0.48           0.59           0.14           0.50           0.24
                                                ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment income ...............         (0.38)         (0.35)         (0.30)         (0.24)         (0.14)
  From net realized gains on investments ...         (0.23)         (0.07)         (0.04)         (0.07)         (0.01)
                                                ----------     ----------     ----------     ----------     ----------
Total distributions ........................         (0.61)         (0.42)         (0.34)         (0.31)         (0.15)
                                                ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ...........    $    10.12     $    10.25     $    10.08     $    10.28     $    10.09
                                                ==========     ==========     ==========     ==========     ==========

Total return (b) ...........................          4.8%           6.0%           1.4%           5.1%           2.4%(c)
                                                ==========     ==========     ==========     ==========     ==========
Ratios/Supplementary Data:
Net assets at end of period (000's) ........    $   34,178     $   23,382     $   16,839     $    6,491     $    1,502
                                                ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets (d)      0.65%          0.60%          0.61%          0.70%          0.69%(e)

Ratio of net investment income
  to average net assets ....................         3.69%          3.37%          3.01%          2.37%          1.96%(e)

Portfolio turnover rate ....................           45%            21%            22%            47%            50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.96%, 0.94%, 0.92%, 1.31% and 2.49%(e) for the periods ended December 31,
      2007, 2006, 2005, 2004 and 2003, respectively.

(e)   Annualized.

================================================================================

                           SHAREHOLDER PRIVACY POLICY

This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter. In the remainder of the Policy, these entities will be referred to as "We."

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect shareholder privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former shareholders to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR NONPUBLIC PERSONAL INFORMATION, CALL 888-726-9331 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

================================================================================

================================================================================

                                BOARD OF TRUSTEES


                                 John E. Barnds
                                 Peter F. Barry
                              Donald J. Dawson, Jr.
                                 Joseph M. Grace
                             George P. Schwartz, CFA
                               Gregory J. Schwartz



                               INVESTMENT ADVISER

                        SCHWARTZ INVESTMENT COUNSEL, INC.
                               3707 W. Maple Road
                                    Suite 100
                        Bloomfield Hills, Michigan 48301
                                  248-644-8500


                          ADMINISTRATOR/TRANSFER AGENT

                           ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707
                                  888-726-9331



                                    CUSTODIAN

                                  US BANK, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202



                                   DISTRIBUTOR

                         ULTIMUS FUND DISTRIBUTORS, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


                                    OFFICERS

                          Gregory J. Schwartz, Chairman
                       George P. Schwartz, CFA, President
                    Richard L. Platte, Jr., CFA, VP/Secretary
                       Timothy S. Schwartz, CFA, Treasurer
                    Becky S. Renaud, Chief Compliance Officer
                      Robert G. Dorsey, Assistant Secretary
                       John F. Splain, Assistant Secretary
                     Mark J. Seger, CPA, Assistant Treasurer
                    Theresa M. Bridge, CPA, Assist. Treasurer
                     Craig J. Hunt, Assistant Vice President



                             CATHOLIC ADVISORY BOARD

                             Paul R. Roney, Chairman
                                    Lou Holtz
                                 Lawrence Kudlow
                               Thomas S. Monaghan
                                  Michael Novak
                                Phyllis Schlafly



                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                              DELOITTE & TOUCHE LLP
                             111 South Wacker Drive
                             Chicago, Illinois 60606


                                  LEGAL COUNSEL

                            SULLIVAN & WORCESTER LLP
                           1666 K Street NW, Suite 700
                             Washington, D.C. 20006

                                 [LOGO OMITTED]
                                   AVE MARIA
                                     MUTUAL
                                     FUNDS

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make inquiries about the Funds, please call toll-free:

                                  888-726-9331

The Prospectus, the SAI, and the most recent shareholder reports are also available on the Fund's website at www.avemariafunds.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the EDGAR Database on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

      FOR INFORMATION OR ASSISTANCE OPENING AN ACCOUNT, PLEASE CONTACT YOUR FINANCIAL ADVISER, CALL TOLL-FREE 866-AVE-MARIA (866-283-6274) OR VISIT
                             www.avemariafunds.com.

                               [GRAPHIC OMITTED]

                       Schwartz Investment Counsel, Inc.

                                Established 1980

      3707 WEST MAPLE ROAD o SUITE 100 o BLOOMFIELD HILLS, MICHIGAN 48301
                             www.schwartzinvest.com

                               File No. 811-07148

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2008


                               SCHWARTZ VALUE FUND

      This Statement of Additional Information supplements the Prospectus offering shares of the Schwartz Value Fund (the "Fund"). The Fund is a series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2008, as it may be revised or supplemented from time to time.

      Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund toll-free at 888-726-0753, or on the Fund's website: www.schwartzvaluefund.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST......................................................................3

INVESTMENT POLICIES AND RISK CONSIDERATIONS....................................3

CORPORATE BONDS AND PREFERRED STOCKS...........................................9

INVESTMENT LIMITATIONS........................................................11

TRUSTEES AND OFFICERS.........................................................13

THE INVESTMENT ADVISER........................................................16

PORTFOLIO MANAGERS............................................................17

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS................................18

PORTFOLIO TURNOVER............................................................22

CALCULATION OF SHARE PRICE....................................................22

SPECIAL SHAREHOLDER SERVICES..................................................23

TAXES.........................................................................24

REDEMPTION IN KIND............................................................27

HISTORICAL PERFORMANCE INFORMATION............................................27

CUSTODIAN.....................................................................29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................30

LEGAL COUNSEL.................................................................30

TRANSFER AGENT................................................................30

THE DISTRIBUTOR...............................................................30

FINANCIAL STATEMENTS..........................................................31

APPENDIX A (Ratings Descriptions).............................................32

APPENDIX B (Proxy Voting Policies and Procedures).............................36

THE TRUST
---------

      Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers six series of shares to investors: the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund
(formerly  the Ave Maria  Small Cap Fund)  and the Ave  Maria  Bond  Fund.  This
Statement of Additional Information provides information relating to the Schwartz Value Fund (the "Fund"). Information relating to the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund may be found in a separate Statement of Additional Information. Each Fund has its own investment objective, strategies and policies.

      Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares, so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the Fund's shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

      A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper if rated A-1 by

Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

      Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

      The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

      BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

      WHEN-ISSUED SECURITIES. The Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

      When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers having a net worth of at least $50 million. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

      Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

      U.S.  GOVERNMENT   OBLIGATIONS.   "U.S.  Government  obligations"  include
securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

      Agencies and instrumentalities established by the U. S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

      FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

      Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S.
Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.


      WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


      BORROWING AND PLEDGING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund's net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.

      INVESTMENT COMPANY SECURITIES. The Fund may invest in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      EXCHANGE TRADED FUNDS ("ETFS"). ETFs are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting the purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

      ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

      SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

      It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation; the Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

      Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. The Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

      See Appendix A to this Statement of Additional Information for a description of the quality ratings assigned by Moody's and Standard & Poor's.

      PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

      GENERAL RISK FACTORS OF FIXED-INCOME SECURITIES. Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

      RISK FACTORS OF LOWER-RATED SECURITIES. Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund's shares, and an increase in issuers' defaults on such securities.

      Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

      The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

      When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Fund's ability to dispose of portfolio securities at a desirable price.


      In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated securities. As examples, certain legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower-rated securities.


INVESTMENT LIMITATIONS
----------------------

      The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

      Under these fundamental limitations, the Fund MAY NOT:

      1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

      2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

      3.    Invest 25% or more of the Fund's total assets in any one industry.

      4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

      5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

      6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

      7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

      8.    Invest for the purpose of exercising control of management.

      9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

      10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

      12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

      13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

      With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation 1, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

      The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

      Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                  NUMBER OF
                                                                                 PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN
                                                                                 DURING PAST 5 YEARS AND         FUND COMPLEX
                                           LENGTH OF      POSITION(S) HELD           DIRECTORSHIPS OF            OVERSEEN BY
NAME, ADDRESS AND AGE                     TIME SERVED        WITH TRUST              PUBLIC COMPANIES              TRUSTEE
---------------------                     -----------        ----------              ----------------              -------
INTERESTED TRUSTEES:

*Gregory J. Schwartz (age 66)           Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz         6
3707 W. Maple Road, Suite 201                                                & Co., Inc. (a registered
Bloomfield Hills, MI  48301                                                  broker-dealer)

*George P. Schwartz, CFA (age 63)       Since Aug. 1992   President/Trustee  President and Chief Investment           6
3707 W. Maple Road, Suite 100                                                Officer of Schwartz Investment
Bloomfield Hills, MI  48301                                                  Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 61)          Since Jan. 1993        Trustee       Chairman of Payroll 1, Inc.              6
333 West Seventh Street                                                      (payroll processing company)
Royal Oak, MI  48067

John E. Barnds (age 76)                 Since Jan. 2005        Trustee       Retired First Vice President of          6
640 Lakeside Road                                                            National Bank of Detroit
Birmingham, MI  48009                                                        (renamed JP Morgan Chase &
                                                                             Company)

Peter F. Barry (age 80)                 Since Jan. 2004        Trustee       Retired President of Cadillac            6
3707 W. Maple Road, Suite 208                                                Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                   manufacturer of rubber and
                                                                             plastic components)


Joseph M. Grace (age 71)                Since Aug. 2007        Trustee       Retired Senior Vice President            6
4978 Malibu Drive                                                            of National Bank of Detroit
Bloomfield Hills, MI                                                         (renamed JP Morgan Chase & Co.)


EXECUTIVE OFFICERS:

*Richard L. Platte, Jr., CFA (age 57)   Since Jan. 1993    Vice President    Executive Vice President  and
3707 W. Maple Road, Suite 100                               and Secretary    Secretary of Schwartz
Bloomfield Hills, MI 48301                                                   Investment Counsel, Inc.

*Timothy S. Schwartz, CFA (age 36)      Since April 2000      Treasurer      Vice President and Treasurer of
3707 W. Maple Road, Suite 100                                                Schwartz Investment Counsel,
Bloomfield Hills, MI  48301                                                  Inc.

*Becky S. Renaud (age 36)               Since Sept. 2006  Chief Compliance   Chief Financial Officer and
3707 W. Maple Road, Suite 100                                  Officer       Chief Compliance Officer of
Bloomfield Hills, MI  48301                                                  Schwartz Investment Counsel,
                                                                             Inc.

*     Gregory J. Schwartz,  George P. Schwartz,  Richard L. Platte, Jr., Timothy
      S. Schwartz and Becky S. Renaud, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.


      BOARD COMMITTEE. The Board of Trustees has established a Committee of Independent Trustees, the members of which are Donald J. Dawson, Jr., John E. Barnds, Peter F. Barry and Joseph M. Grace. The Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of its financial statements; nominating and selecting any future Trustees of the Trust who are not "interested persons" of the Trust; and receiving and investigating evidence of a material violation of securities laws, a material breach of fiduciary duty or a similar material violation. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices, and meet any minimum qualifications that may be adopted by the Committee. The Committee of Independent Trustees held four meetings during the fiscal year ended December 31, 2007.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's dollar range of beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2007.

                               Dollar Range of            Aggregate Dollar
                              Fund Shares Owned     Range of Shares of All Funds
Name of Trustee                   by Trustee            Overseen by Trustee
--------------------------------------------------------------------------------

Gregory J. Schwartz                  None                       None
George P. Schwartz, CFA         Over $100,000              Over $100,000
Donald J. Dawson, Jr.         $50,001--$100,000          $50,001--$100,000
John E. Barnds                       None                       None
Peter F. Barry                  Over $100,000              Over $100,000
Joseph M. Grace                      None                       None

      As of April 3, 2008, the Trustees and officers of the Trust as a group owned of record or beneficially 1.8% of the outstanding shares of the Fund.


      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as a Trustee of the Trust. Each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $10,000, payable quarterly (except that such retainer is $12,000 for the Chairman of the Committee of Independent Trustees), plus a fee of $3,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees. The following table provides compensation amounts paid during 2007 to each of the Trustees:

                                                                              Total
                         Aggregate         Pension or    Estimated Annual   Compensation
                        Compensation       Retirement     Benefits Upon     From the Fund
Trustee                From the Fund    Benefits Accrued    Retirement     and Fund Complex
-------------------------------------------------------------------------------------------
Gregory J. Schwartz          None             None             None               None
George P. Schwartz           None             None             None               None
Donald J. Dawson, Jr.     $ 5,500             None             None            $ 33,000
John E. Barnds              5,167             None             None              31,000
Peter F. Barry              5,167             None             None              31,000
Joseph M. Grace             2,333             None             None              14,000
Fred A. Erb*                1,083             None             None               6,500
Sidney F. McKenna*          2,083             None             None              12,500

*     Formerly a Trustee Emeritus (retired in October 2007)

THE INVESTMENT ADVISER
----------------------

      Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, is the Fund's investment adviser. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.00% of its average daily net assets. During the fiscal years ended December 31, 2007, 2006 and 2005, the Fund paid advisory fees of $662,982, $711,729 and $905,728, respectively.

      The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses the Adviser for compensation and expenses of the Trust's Chief Compliance Officer, who is an employee of the Adviser. During the fiscal year ended December 31, 2007, the Fund reimbursed the Adviser $2,569 for compensation and expenses of the Trust's Chief Compliance Officer. In addition, the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.


      By its terms, the Advisory Agreement will remain in force from year to year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
------------------

      The portfolio managers for the Fund are George P. Schwartz, CFA and Timothy S. Schwartz, CFA. The portfolio managers are also responsible for the day-to-day management of other accounts managed by the Adviser.

OTHER ACCOUNTS MANAGED

      The following table indicates the other accounts managed by the portfolio manager as of December 31, 2007. None of these accounts has an advisory fee based on the performance of the account.


                                                                                                       Number of
                                                                                                        Accounts       Total Assets
                                                                       Total            Total         Managed with      of Accounts
                                                                     Number of        Assets of       Advisory Fee     with Advisory
        Name of                                                    Other Accounts  Other Accounts       Based on       Fee Based on
  Portfolio Manager                     Type of Accounts              Managed          Managed        Performance       Performance
  -----------------                     ----------------              -------          -------        -----------       -----------
George P. Schwartz, CFA        Registered Investment Companies:          2          $330 million           0                $ 0
                               Other Pooled Investment Vehicles:         2          $ 29 million           0                $ 0
                               Other Accounts:                           0               $ 0               0                $ 0

Timothy S. Schwartz, CFA       Registered Investment Companies:          1          $ 18 million           0                $ 0
                               Other Pooled Investment Vehicles:         0               $ 0               0                $ 0
                               Other Accounts:                           0               $ 0               0                $ 0


POTENTIAL CONFLICTS OF INTEREST

      The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Fund and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for the Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Fund and the Adviser's other clients come first.

COMPENSATION

      Each of the portfolio managers receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by George P. Schwartz, in his sole discretion. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, nor fixed length of time over which performance is measured by George P. Schwartz in determining the portfolio managers' annual bonuses. Compensation of the portfolio managers also includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Fund. Neither portfolio manager's compensation is directly based upon the performance of the Fund nor the value of the Fund's assets.

OWNERSHIP OF FUND SHARES

      The following table indicates the dollar value of shares of the Fund beneficially owned by the portfolio managers as of December 31, 2007:

         --------------------------------------------------------------
                 Name of                       Dollar Value of Fund
            Portfolio Manager                Shares Beneficially Owned
         --------------------------------------------------------------
         George P. Schwartz                     $500,001--$1,000,000
         Timothy S. Schwartz                           None
         --------------------------------------------------------------

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------


      Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2007, 2006 and 2005, the Fund paid brokerage commissions of $219,740, $199,095 and $211,399, respectively.


      The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.


      Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2007, the amount of transactions and related commissions directed to brokers because of research services provided were $84,456,380 and $206,753, respectively.


      The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

      The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

      CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

      PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling
888-726-0753, or on the Securities and Exchange Commission's website at http://www.sec.gov.

      PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

      o The Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.schwartzvaluefund.com. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

      o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the "CCO") as being in the best interests of shareholders and serving a legitimate business interest of the Fund. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, the CCO and the Trust's Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust's policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Fund and its shareholders.

-------------------------------------------------------------------------------------------------------------------
                                                           TIMING OF RELEASE AND
                                                       CONDITIONS OR RESTRICTIONS ON     RECEIPT OF COMPENSATION OR
NAME OF RATING                                           USE OF PORTFOLIO HOLDINGS       OTHER CONSIDERATION BY THE
OR RANKING ORGANIZATION     INFORMATION PROVIDED                INFORMATION               FUND OR AFFILIATED PARTY
-------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.           CUSIP, description,       Provided monthly, with a 30-day               None
                            shares/par, market        lag. No formal conditions or
                            value, coupon, maturity   restrictions.
                            date and fixed income
                            survey
-------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.              CUSIP, shares/par,        Provided quarterly, with a                    None
                            market value,             30-day lag.  No formal
                            description, coupon,      conditions or restrictions.
                            maturity date and         Bloomberg has indicated that it
                            percent of total net      requires all employees to sign
                            assets                    confidentiality agreements
                                                      acknowledging all information
                                                      received during their employment
                                                      must be used for legitimate
                                                      business purposes only.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.      CUSIP, description,       Provided monthly, with a 30-day               None
                            shares/par, market        lag.  No formal conditions or
                            value, coupon, maturity   restrictions.  S&P has
                            date and percent of       indicated that its employees
                            total net assets          are required to follow a code
                                                      of business conduct that
                                                      prohibits them from using
                                                      portfolio information for
                                                      anything other than performing
                                                      their job responsibilities; S&P
                                                      employees must certify annually
                                                      that they have followed this
                                                      code of business conduct.
-------------------------------------------------------------------------------------------------------------------

Lipper                      CUSIP, shares/market      Provided monthly, with a 30-day               None
                            value, description,       lag.  No formal conditions or
                            total net assets, cash    restrictions.  Lipper has
                            and share total           indicated that it will not
                                                      trade based on the Fund's
                                                      portfolio information, and it
                                                      prohibits its employees from any
                                                      such trading.
-------------------------------------------------------------------------------------------------------------------
CDA Weisenberger            CUSIP, shares/market      Provided monthly, with a 30-day               None
                            value and cost basis      lag.  No formal conditions or
                                                      restrictions.
-------------------------------------------------------------------------------------------------------------------

      o These policies relating to disclosure of the Fund's holdings of portfolio securities do not prohibit: (i) disclosure of information to the Fund's investment adviser or to other Fund service providers, which are the Fund's administrator, distributor, custodian, legal counsel to the Trust and to the Trustees who are not interested persons of the Trust, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Fund's purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Fund; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

      o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Fund's investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------

      The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


      Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2007, 2006 and 2005, the Fund's portfolio turnover rate was 78%, 82% and 78%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

      The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


      In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.


SPECIAL SHAREHOLDER SERVICES
----------------------------

      As noted in the Prospectus, the Fund offers the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

      AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

      Instructions for establishing this service are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan.

Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 888-726-0753 or by writing to:

                              Schwartz Value Fund
                        c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

TAXES
-----

      The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things:
(1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly trade partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.


      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


      It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

      If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

      Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

      A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

      Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

      The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

      From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.

      The Fund may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


      The table below shows the Fund's average annual total returns for periods ended December 31, 2007:

                                       One Year      Five Years      Ten Years
                                       --------      ----------      ---------
Return Before Taxes                     -11.08%        12.50%           6.49%
Return After Taxes on Distributions     -11.40%        10.76%           5.17%
Return After Taxes on Distributions
   and Sale of Fund Shares               -6.77%        10.76%           5.33%

      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:

      Year Ended
      ----------
      December 31, 1998              -10.38%
      December 31, 1999               -2.45%
      December 31, 2000                9.27%
      December 31, 2001               28.09%
      December 31, 2002              -14.91%
      December 31, 2003               39.28%
      December 31, 2004               22.60%

      December 31, 2005                3.83%
      December 31, 2006               14.29%
      December 31, 2007              -11.08%


A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 2007 is 1.81%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

      The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

      From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

      In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

CUSTODIAN
---------

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

      The firm of  Deloitte  & Touche  LLP,  111 South  Wacker  Drive,  Chicago,
Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2008. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

      Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT
--------------

      The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.


      During the fiscal years ended December 31, 2007, 2006 and 2005, Ultimus received fees from the Fund of $99,446, $104,407 and $106,869, respectively.


THE DISTRIBUTOR
---------------

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of the Fund; and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

      Prior to September 1, 2006, shares of the Fund were subject to a contingent deferred sales charge. During the fiscal years ended December 31, 2006 and 2005, the Distributor collected $545 and $1,380, respectively, in contingent deferred sales charges on redemptions of Fund shares.


FINANCIAL STATEMENTS
--------------------

      The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2007.

APPENDIX A (RATINGS DESCRIPTIONS)
---------------------------------

      The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

      THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C - The rating C is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

      BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C - A preferred stock rated C is a non-paying issue.

      D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
-------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's ("SIT") Board of Trustees has delegated to Schwartz Investment Counsel, Inc. ("SICI") the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General Policy for Voting Proxies
---------------------------------

SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest
---------------------

SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of SICI's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT's holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT's holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees. The Proxy Manager shall keep a record of all materiality decisions and SICI's Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

Election of the Board of Directors
----------------------------------

SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors
--------------------------------

SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans
-------------------------------

SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

      o     Ability to re-price underwater options

      o Ability to issue options with an exercise price below the stock's current market price.

      o     Ability to issue reload options.

      o     Automatic share replenishment ("evergreen") feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

      o     Requiring senior executives to hold a minimum amount of stock in the
            company   (frequently   expressed  as  a  certain  multiple  of  the
            executive's salary).

      o Requiring stock acquired through option exercise to be held for a certain period of time.

      o     Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering SICI's case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------

SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------

SICI believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process
--------------------

Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President of SICI ("Proxy Manager"). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2008


                         AVE MARIA CATHOLIC VALUES FUND
                              AVE MARIA GROWTH FUND
                         AVE MARIA RISING DIVIDEND FUND
                           AVE MARIA OPPORTUNITY FUND
                               AVE MARIA BOND FUND

      This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (the "Funds"). The Funds are series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2008, as it may be revised or supplemented from time to time.

      Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Funds toll-free at 888-726-9331, or on the Funds' website: www.avemariafunds.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST......................................................................3

INVESTMENT POLICIES AND RISK CONSIDERATIONS....................................4

CORPORATE BONDS AND PREFERRED STOCKS..........................................12

INVESTMENT LIMITATIONS........................................................14

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD............................17

THE INVESTMENT ADVISER........................................................21

THE SUB-ADVISER...............................................................23

PORTFOLIO MANAGERS............................................................24

SHAREHOLDER SERVICING PLAN....................................................26

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS................................27

PORTFOLIO TURNOVER............................................................31

CALCULATION OF SHARE PRICE....................................................31

SPECIAL SHAREHOLDER SERVICES..................................................32

TAXES.........................................................................34

REDEMPTION IN KIND............................................................36

HISTORICAL PERFORMANCE INFORMATION............................................36

PRINCIPAL SECURITY HOLDERS....................................................40

CUSTODIAN.....................................................................40

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................40

LEGAL COUNSEL.................................................................41

TRANSFER AGENT................................................................41

THE DISTRIBUTOR...............................................................41

FINANCIAL STATEMENTS..........................................................42

APPENDIX A (Ratings Descriptions).............................................43

APPENDIX B (Proxy Voting Policies and Procedures).............................47

THE TRUST
---------

      Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers six series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund (formerly the Ave Maria Small Cap
Fund), the Ave Maria Bond Fund and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (referred to individually as a "Fund" and collectively as the "Funds"). Information relating to the Schwartz Value Fund may be found in a separate Statement of Additional Information. Each Fund has its own investment objective, strategies and policies.

      Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

      Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the shareholders of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      The Ave Maria Bond Fund offers both Class R shares and Class I shares. Each Class of shares represents an interest in the same assets of the Ave Maria Bond Fund, has the same rights and is identical in all material respects except that: (1) Class R shares bear the expense of higher distribution fees; (2) certain other Class specific expenses may be borne solely by the Class to which such expenses are attributable, including printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each Class has exclusive voting rights relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of each Fund into additional classes of shares at a future date in its sole discretion.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

      A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper if rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

      Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

      The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

      BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

      WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occur 15 to 90 days after the commitment to purchase. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Funds will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Funds from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

      When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Funds will not accrue income with respect to a when-issued security prior to its stated delivery date. Each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers having a net worth of at least $50 million. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

      Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

      LENDING PORTFOLIO SECURITIES. The Ave Maria Growth Fund and the Ave Maria Bond Fund may each lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

      Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value should become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser, to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

      The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

      In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custody fees for services in connection with lending of securities.

      U.S.  GOVERNMENT   OBLIGATIONS.   "U.S.  Government  obligations"  include
securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

      Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

      FOREIGN SECURITIES. Subject to the Funds' investment policies and quality standards, each Fund may invest in securities of foreign issuers that are either U.S. dollar-denominated or in securities of foreign issuers denominated in foreign currencies. Such securities may be traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

      Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.


      WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Funds may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund's entire investment therein).


      BORROWING AND PLEDGING. Each Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of total assets in the case of the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund, and in an amount not exceeding 25% of total assets in the case of the Ave Maria Growth Fund and the Ave Maria Bond Fund. Each Fund may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings. The Funds' policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund's net asset value until the borrowing is repaid. Money borrowed by the Funds will be subject to interest and other costs.

      INVESTMENT COMPANY SECURITIES. Investment company securities are securities of other open-end or closed-end investment companies. Each Fund may invest in securities of other investment companies. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. Each Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      EXCHANGE TRADED FUNDS ("ETFS"). ETFs are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting the purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

      MORTGAGE-BACKED SECURITIES. The Ave Maria Bond Fund may invest in Mortgage-Backed Securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are described below.

      GUARANTEED GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

      The Guaranteed Government Agency Mortgage-Backed Securities in which the Ave Maria Bond Fund may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

      GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

      FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the U.S. created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

      Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (1) foreclosure sale; (2) payment of claim by any mortgage insurer; or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

      MISCELLANEOUS. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Ave Maria Bond Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity. Certain classes of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

      Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions.

Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

      No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Ave Maria Bond Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

      Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and the London Interbank Offered Rate ("LIBOR") are among the most common interest rate indexes. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

      ILLIQUID INVESTMENTS. Each of the Funds may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Trustees. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees, with the assistance of the Adviser and/or the Sub-Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to protect liquidity.

      ZERO COUPON SECURITIES. The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than to other types of debt securities having similar maturities and credit qualities.

      SHORT-TERM TRADING. The Funds do not intend to use short-term trading as a primary means of achieving their investment objective. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If a Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

      The Ave Maria Bond Fund invests a majority of its assets in debt securities under normal market conditions. It is not the Adviser's intention to have the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund or the Ave Maria Opportunity Fund invested in debt securities primarily for capital appreciation; each Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

      Although the Funds (except for the Ave Maria Bond Fund) invest primarily in common stocks, each Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. Each Fund does not hold, nor intends to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. A Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

      See Appendix A to this Statement of Additional Information for a description of the quality ratings assigned by Moody's and Standard & Poor's.

      PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

      GENERAL RISK FACTORS OF FIXED-INCOME SECURITIES. Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

      RISK FACTORS OF LOWER-RATED SECURITIES. Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund's shares, and an increase in issuers' defaults on such securities.

      Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

      The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

      When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect a Fund's ability to dispose of portfolio securities at a desirable price.


      In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Funds' investments in lower-rated securities. As examples, certain legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

      The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the applicable Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

AVE MARIA CATHOLIC VALUES FUND, AVE MARIA RISING DIVIDEND FUND AND AVE MARIA OPPORTUNITY FUND

      Under these fundamental limitations, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund MAY NOT:

      1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

      2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

      3.    Invest 25% or more of the Fund's total assets in any one industry.

      4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

      5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

      6. Purchase the securities of an issuer (other than the U.S. Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

      7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

      8.    Invest for the purpose of exercising control of management.

      9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

      10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

      12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

      13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

      The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9. The Funds have never made, nor do they presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

AVE MARIA GROWTH FUND AND AVE MARIA BOND FUND

      The fundamental investment limitations with respect to the Ave Maria Growth Fund and the Ave Maria Bond Fund are:

      1. Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Ave Maria Bond Fund may: (1) enter into interest rate swap transactions; (2) purchase or sell futures contracts; (3) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (4) write or invest in put or call options; and (5) enter into foreign currency exchange contracts.

      3. Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund's total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Ave Maria Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

      4. Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

      5. Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

      6. Neither Fund will make loans, except through: (1) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (2) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund's total assets would be the subject of such loans.

      7. Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      8. Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Ave Maria Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

      9. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

      10. Neither Fund will purchase or sell commodities or commodities contracts, except that the Ave Maria Bond Fund may enter into futures contracts and options on futures contracts.

      The Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:



      1. Neither Fund's investments in illiquid securities will exceed 15% of the value of its net assets.

      2. Neither Fund will make investments for the purpose of exercising control or management of any company.



      3.    Neither  Fund  will  mortgage,   pledge  or  hypothecate  more  than
one-third of its total assets.


      The Ave Maria Bond Fund has never engaged in, nor does it presently intend to engage in, any of the following transactions referred to above in fundamental investment limitation 2 -- entering into interest rate swap transactions; purchasing or selling futures contracts; making initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; writing or investing in put or call options; or entering into foreign currency exchange contracts.


      With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money and investing in illiquid securities, will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD
--------------------------------------------------

      Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                    NUMBER OF
                                                                                                                  PORTFOLIOS IN
                                                                               PRINCIPAL OCCUPATION(S) DURING         TRUST
                                          LENGTH OF       POSITION(S) HELD            PAST 5 YEARS AND             OVERSEEN BY
NAME, ADDRESS AND AGE                     TIME SERVED     WITH TRUST         DIRECTORSHIPS OF PUBLIC COMPANIES       TRUSTEE
INTERESTED TRUSTEES:

*Gregory J. Schwartz (age 66)                Since        Chairman/Trustee   Chairman of Gregory J. Schwartz &          6
3707 W. Maple Road, Suite 201             August 1992                        Co., Inc. (a registered
Bloomfield Hills, MI  48301                                                  broker-dealer)

*George P. Schwartz, CFA (age 63)            Since        President/Trustee  President and Chief Investment             6
3707 W. Maple Road, Suite 100             August 1992                        Officer of Schwartz Investment
Bloomfield Hills, MI  48301                                                  Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 61)               Since             Trustee       Chairman of Payroll 1, Inc.                6
333 W. Seventh Street                     January 1993                       (payroll processing company)
Royal Oak, MI  48067

John E. Barnds (age 76)                      Since             Trustee       Retired First Vice President of            6
640 Lakeside Road                         January 2005                       National Bank of Detroit (renamed
Birmingham, MI  48009                                                        JP Morgan Chase & Company)

Peter F. Barry (age 80)                      Since             Trustee       Retired President of Cadillac              6
3707 W. Maple Road, Suite 208             January 2004                       Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                   manufacturer of rubber and
                                                                             plastic components)


Joseph M. Grace (age 71)                     Since             Trustee       Retired Senior Vice President of           6
4978 Malibu Drive                         August 2007                        National Bank of Detroit (renamed
Bloomfield Hills, MI                                                         JP Morgan Chase & Company)


EXECUTIVE OFFICERS:

*Richard L. Platte, Jr., CFA (age 57)        Since         Vice President    Executive Vice President and
3707 W. Maple Road, Suite 100             January 1993      and Secretary    Secretary of Schwartz Investment
Bloomfield Hills, MI 48301                                                   Counsel, Inc.

*Timothy S. Schwartz (age 36)                Since            Treasurer      Vice President and Treasurer of
3707 W. Maple Road, Suite 100              April 2000                        Schwartz Investment Counsel, Inc.
Bloomfield Hills, MI  48301

*Becky S. Renaud (age 36)                    Since        Chief Compliance   Chief Financial Officer and Chief
3707 W. Maple Road, Suite 100            September 2006        Officer       Compliance Officer of Schwartz
Bloomfield Hills, MI  48301                                                  Investment Counsel, Inc.

*     Gregory J. Schwartz,  George P. Schwartz,  Richard L. Platte, Jr., Timothy
      S. Schwartz and Becky S. Renaud, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

      BOARD COMMITTEE. The Board of Trustees has established a Committee of Independent Trustees, the members of which are Donald J. Dawson, Jr., John E. Barnds, Peter F. Barry and Joseph M. Grace. The Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of its financial statements; nominating and selecting any future Trustees of the Trust who are not "interested persons" of the Trust; and receiving and investigating evidence of a material violation of securities laws, a material breach of fiduciary duty or a similar material violation. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices, and meet any minimum qualifications that may be adopted by the Committee. The Committee of Independent Trustees held four meetings during the fiscal year ended December 31, 2007.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's dollar range of beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all Funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2007.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Aggregate Dollar
                              Ave Maria                          Ave Maria         Ave Maria                      Range of Shares of
                           Catholic Values      Ave Maria     Rising Dividend     Opportunity        Ave Maria        All Funds
      Name of Trustee            Fund          Growth Fund          Fund              Fund           Bond Fund   Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Gregory J. Schwartz              None             None              None              None             None              None
------------------------------------------------------------------------------------------------------------------------------------
George P. Schwartz, CFA     Over $100,000     Over $100,000    Over $100,000    $50,001--$100,000   Over $100,000    Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Donald J. Dawson, Jr.            None             None              None              None             None        $50,001--$100,000
------------------------------------------------------------------------------------------------------------------------------------
John E. Barnds                   None             None              None              None             None              None
------------------------------------------------------------------------------------------------------------------------------------
Peter F. Barry                   None        $10,001--$50,000       None              None             None         Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Joseph M. Grace                  None             None              None              None             None              None
------------------------------------------------------------------------------------------------------------------------------------


      THE CATHOLIC ADVISORY BOARD. The Catholic Advisory Board attempts to ensure that each Fund's investments are consistent with core values and teachings of the Roman Catholic Church. Each Board member is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board reviews the companies selected by the Adviser and/or the Sub-Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

      The Funds only invest in equity securities and corporate debt securities if they meet the Funds' religious and investment objectives and, therefore, the Funds' returns may be lower than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Funds' performance, either positively or negatively.

      His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but receives no compensation from the Funds, nor is he affiliated with the Funds in any way.

         The following is a list of the members of the Catholic Advisory Board:

                                               Length of                      Principal Occupation(s) During
      Name, Address and Age                   Time Served                              Past 5 Years
---------------------------------------------------------------------------------------------------------------------------
Paul R. Roney, Chairman (age 50)            Since April 2001       Executive Director of the Ave Maria Foundation
One Ave Maria Drive                                                (a non-profit foundation supporting Roman Catholic
Ann Arbor, MI 48105                                                organizations); President of Domino's Farms Corp.

Lou Holtz (age 71)                          Since April 2007       Former football coach at University of Notre Dame among
5818 El Camino Real                                                others, ESPN college football analyst, author and
Carlsbad, CA 92008                                                 motivational speaker

Lawrence Kudlow (age 60)                    Since July 2005        Economist, author, nationally syndicated columnist,
One Dag Hammarskjold Plaza                                         contributing editor of National Review magazine and host
885 Second Avenue, 26th Floor                                      of CNBC's "Kudlow & Company"; Chief Executive Officer of
New York, NY 10017                                                 Kudlow & Co., LLC (an economic and investment research
                                                                   firm)

Thomas S. Monaghan (age 71)                 Since April 2001       Chairman of the Ave Maria Foundation (a non-profit
One Ave Maria Drive                                                foundation supporting Roman Catholic organizations);
Ann Arbor, MI 48105                                                Chancellor of Ave Maria University

Michael J. Novak (age 74)                   Since April 2001       Theologian, author, columnist and former U.S. Ambassador;
1150 17th Street, NW                                               Director of Social and Political Studies of the American
Washington, DC 20015                                               Enterprise Institute

Phyllis Schlafy (age 83)                    Since April 2001       Author, columnist and radio commentator; President of
7800 Bonhomme Avenue                                               Eagle Forum (an organization promoting conservative and
St. Louis, MO 63105                                                pro-family values)

      The Funds will indemnify and hold harmless the members of the Catholic Advisory Board for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.


      COMPENSATION OF TRUSTEES AND CATHOLIC ADVISORY BOARD MEMBERS. No director, officer or employee of the Adviser, the Sub-Adviser, or the Distributor will receive any compensation from the Trust for serving as a Trustee of the Trust. Each Trustee who is not affiliated with the Adviser, the Sub-Adviser, or the Distributor receives from the Trust an annual retainer of $10,000, payable quarterly (except that such retainer is $12,000 for the Chairman of the Committee of Independent Trustees), plus a fee of $3,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees. The Chairman of the Catholic Advisory Board receives an annual retainer of $12,000, payable quarterly, and each member of the Catholic Advisory Board receives a fee of $1,500 for each Advisory Board meeting attended (except that such fee is $2,000 for the Chairman of the Advisory Board), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2007 to Trustees and members of the Catholic Advisory Board (CAB):

                              Aggregate          Pension or        Estimated Annual    Total Compensation
                            Compensation         Retirement         Benefits Upon      From the Funds and
Name and Position          From the Funds     Benefits Accrued        Retirement          Fund Complex
-----------------          --------------     ----------------        ----------          ------------
Gregory J. Schwartz             None                None                 None                  None
  Chairman/Trustee
George P. Schwartz              None                None                 None                  None
  President/Trustee
Donald J. Dawson              $ 27,500              None                 None               $ 33,000
  Trustee
John E. Barnds                $ 25,833              None                 None               $ 31,000
  Trustee
Peter F. Barry                $ 25,833              None                 None               $ 31,000
  Trustee
Joseph M. Grace               $ 11,667              None                 None               $ 14,000
  Trustee
Fred A. Erb                   $  5,417              None                 None               $  6,500
  Trustee Emeritus*
Sidney F. McKenna             $ 10,417              None                 None               $ 12,500
  Trustee Emeritus*
Thomas S. Monaghan            $  3,000              None                 None               $  3,000
  CAB Member
Michael J. Novak              $  1,500              None                 None               $  1,500
  CAB Member
Paul R. Roney                 $  9,000              None                 None               $  9,000
  CAB Member
Phyllis Schlafly              $  3,000              None                 None               $  3,000
  CAB Member
Lawrence Kudlow               $   None              None                 None               $   None
  CAB Member
Lou Holtz                     $  1,500              None                 None               $  1,500
  CAB Member
Bowie K. Kuhn                 $  5,500              None                 None               $  5,500
  Former CAB Member

*     Formerly a Trustee Emeritus (retired in October 2007)


THE INVESTMENT ADVISER
----------------------

      Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, is the Funds' investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund's investment process. The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund each pay the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.00% of such Fund's average daily net assets. The Ave Maria Rising Dividend Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of its average daily net assets. The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.30% of its average daily net assets.

      During the fiscal years ended December 31, 2007, 2006 and 2005, the Ave Maria Catholic Values Fund accrued advisory fees of $2,760,220, $2,467,162 and $2,424,716, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees by $40,693 and $33,160 during the fiscal years ended December 31, 2006 and 2005, respectively. During the fiscal years ended December 31, 2007, 2006 and 2005, the Ave Maria Growth Fund accrued advisory fees of $1,058,040, $726,474, and $577,142, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees during such years by $65,346, $90,617 and $80,548, respectively. During the fiscal periods ended December 31, 2007, 2006 and 2005, the Ave Maria Rising Dividend Fund accrued advisory fees of $595,285, $229,848 and $97,361, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees by $19,794 and $24,642 during the fiscal periods ended December 31, 2006 and 2005, respectively. During the fiscal periods ended December 31, 2007 and 2006, the Ave Maria Opportunity Fund accrued advisory fees of $202,586 and $112,052; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees during such periods by $110,801 and $73,278, respectively. During the fiscal years ended December 31, 2007, 2006 and 2005, the Ave Maria Bond Fund accrued advisory fees of $128,134, $155,008 and $165,253, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser did not collect any of its advisory fees with respect to each such fiscal year and reimbursed the Fund for $5,637, $22,970 and $5,560, respectively, of other operating expenses.

      Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser and members of the Catholic Advisory Board, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse the Adviser for compensation and expenses of the Trust's Chief Compliance Officer, who is an employee of the Adviser. During the fiscal year ended December 31, 2007, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund reimbursed the Adviser $10,711, $4,329, $3,598, $844 and $1,744, respectively, for compensation and expenses of the Trust's Chief Compliance Officer. In addition, the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

      Pursuant to an Expense Limitation Agreement in effect until May 1, 2010, the Adviser has contractually agreed to reduce advisory fees and reimburse Fund expenses to the extent necessary so that ordinary operating expenses (excluding interest, taxes, brokerage costs, litigation and other extraordinary expenses) do not exceed an amount equal to 1.50% annually of the average net assets of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund, 1.25% annually of the average net assets of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund, and 0.70% and 0.40% annually of the average net assets allocable to Class R shares and Class I shares, respectively, of the Ave Maria Bond Fund.

      Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the time such fee reductions or expense reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund. During the fiscal year ended December 31, 2007, the Adviser received $23,171 and $44,436 from the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund, respectively, in recoupment of fee reductions in prior fiscal periods. As of December 31, 2007, the amount of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

             Ave Maria Catholic Values Fund     $  73,853
             Ave Maria Growth Fund              $ 236,511
             Ave Maria Opportunity Fund         $ 184,079
             Ave Maria Bond Fund                $ 482,562

      As of December 31, 2007, the Adviser may recapture a portion of the above amounts no later than the dates reflected in the table below:

                                 Dec. 31, 2008   Dec. 31, 2009   Dec. 31, 2010
                                 -------------   -------------   -------------
Ave Maria Catholic Values Fund    $   33,160      $   40,693      $       --
Ave Maria Growth Fund             $   80,548      $   90,617      $   65,346
Ave Maria Opportunity Fund        $       --      $   73,278      $  110,801
Ave Maria Bond Fund               $  170,813      $  177,978      $  133,771


      By its terms, the Advisory Agreement of each Fund will remain in force from year to year, provided such continuance is approved at least annually by:
(1) the Board of Trustees; or (2) a vote of a majority of a Fund's outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding shares, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER
---------------

      The Adviser, with the approval of the Board of Trustees, has retained JLB & Associates, Inc. (the "Sub-Adviser") to serve as the discretionary portfolio manager of the Ave Maria Growth Fund. The Sub-Adviser is a Michigan corporation with its principal address at 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170. James L. Bashaw is the controlling shareholder of the Sub-Adviser.

      Under the terms of a Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Ave Maria Growth Fund, subject to the general supervision of the Board of Trustees and the Adviser. The Adviser (not the Fund) pays the Sub-Adviser a fee at an annual rate of 0.30% of the value of the Ave Maria Growth Fund's average daily net assets. The Sub-Adviser voluntarily agreed to waive its sub-advisory fees during the period from September 1, 2007 through April 30, 2008 to the extent necessary to reduce its fees to the annual rate of 0.25% of the value of the Ave Maria Growth Fund's average daily net assets. Prior to September 1, 2007, the Adviser paid the Sub-Adviser a fee at an annual rate of 0.40% of the value of the Ave Maria Growth Fund's average daily net assets. The Sub-Adviser's fee will be reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund. For the fiscal years ended December 31, 2007, 2006 and 2005, the Adviser paid the Sub-Adviser $342,154, $254,343 and $198,638, respectively, in sub-advisory fees.


      By its terms, the Sub-Advisory Agreement will remain in force from year-to-year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Ave Maria Growth Fund's outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding shares, or by the Adviser or the Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
------------------

      The portfolio  managers for the Ave Maria Catholic  Values Fund are George

P. Schwartz, CFA and Gregory R. Heilman, CFA. The portfolio manager for the Ave Maria Growth Fund is James L. Bashaw, CFA, who is President of the Sub-Adviser, JLB & Associates, Inc. The portfolio managers for the Ave Maria Rising Dividend Fund are George P. Schwartz, CFA and Richard L. Platte, Jr., CFA. The portfolio manager for the Ave Maria Opportunity Fund is Timothy S. Schwartz, CFA. The portfolio manager for the Ave Maria Bond Fund is Richard L. Platte, Jr., CFA. The portfolio managers are also responsible for the day-to-day management of other accounts managed by the Adviser or the Sub-Adviser.

OTHER ACCOUNTS MANAGED

      The following table indicates the other accounts managed by the portfolio managers as of December 31, 2007. None of these accounts has an advisory fee based on the performance of the account.

                                                                                                       Number of
                                                                                                        Accounts       Total Assets
                                                                       Total            Total         Managed with      of Accounts
                                                                     Number of        Assets of       Advisory Fee     with Advisory
        Name of                                                    Other Accounts  Other Accounts       Based on       Fee Based on
  Portfolio Manager                     Type of Accounts              Managed          Managed        Performance       Performance
  -----------------                     ----------------              -------          -------        -----------       -----------
George P. Schwartz, CFA        Registered Investment Companies:          1          $55 million            0                $ 0
                               Other Pooled Investment Vehicles:         2          $29 million            0                $ 0
                               Other Accounts:                           0              $ 0                0                $ 0

Richard L. Platte, Jr., CFA    Registered Investment Companies:          0              $ 0                0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                           9          $77 million            0                $ 0

Gregory R. Heilman, CFA        Registered Investment Companies:          0              $ 0                0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                          11          $15 million            0                $ 0

James L. Bashaw, CFA           Registered Investment Companies:          0              $ 0                0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                          204         $230 million           0                $ 0

Timothy S. Schwartz, CFA       Registered Investment Companies:          1          $55 million            0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                           0              $ 0                0                $ 0


POTENTIAL CONFLICTS OF INTEREST

      The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for two different Funds, or for a Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Funds to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds and the Adviser's other clients come first.

COMPENSATION


      Each of the portfolio managers, except for Mr. Bashaw, receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by George P. Schwartz, in his sole discretion. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, nor fixed length of time over which performance is measured by Mr. Schwartz in determining the portfolio managers' annual bonuses. Compensation of Messrs. George Schwartz, Timothy Schwartz, Platte and Heilman also includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Funds. No portfolio manager's compensation is directly based upon the performance of any Fund nor the value of the Funds' assets.

      Mr. Bashaw is compensated by the Sub-Adviser. Compensation received by Mr. Bashaw from the Sub-Adviser includes a fixed annual cash salary plus profits of the Sub-Adviser. The profitability of the Sub-Adviser depends primarily upon the value of accounts under management, including the Ave Maria Growth Fund.

OWNERSHIP OF FUND SHARES


      The following table indicates the dollar range of shares of the Funds beneficially owned by the portfolio managers as of December 31, 2007:

-----------------------------------------------------------------------------------------------------------------------------------
                        Dollar Range of       Dollar Range of      Dollar Range of Ave    Dollar Range of Ave    Dollar Range of
                       Ave Maria Catholic     Ave Maria Growth    Maria Rising Dividend    Maria Opportunity      Ave Maria Bond
       Name of         Values Fund Shares        Fund Shares           Fund Shares            Fund Shares          Fund Shares
  Portfolio Manager    Beneficially Owned    Beneficially Owned    Beneficially Owned     Beneficially Owned    Beneficially Owned
-----------------------------------------------------------------------------------------------------------------------------------
George P. Schwartz      Over $1,000,000     $500,001--$1,000,000   $100,001--$500,000     $50,001--$100,000   $100,001--$500,000
-----------------------------------------------------------------------------------------------------------------------------------
Richard L. Platte, Jr.     $1--$10,000         $10,001--$50,000      $10,001--$50,000            None          $50,001--$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Gregory R. Heilman     $100,001--$500,000           None             $10,001--$50,000            None                None
-----------------------------------------------------------------------------------------------------------------------------------
James L. Bashaw               None                  None                   None                  None                None
-----------------------------------------------------------------------------------------------------------------------------------
Timothy S. Schwartz           None                  None                   None                  None                None
-----------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER  SERVICING  PLAN
----------------------------
(Ave Maria Catholic Values Fund, Ave Maria Growth Fund and Ave Maria Bond Fund only)

      The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the "Plan") to permit the Funds to pay compensation to the Funds' principal underwriter, broker-dealers and other financial intermediaries that have clients who invest in the Funds or that have a servicing relationship with the beneficial owners of shares of the Funds. These Funds may incur expenses under the Plan in an amount not to exceed .25% per annum of the Fund's average daily net assets, except that such limitation is .10% per annum of the average daily net assets of the Ave Maria Bond Fund allocable to Class I shares. During the fiscal year ended December 31, 2007, the total fees paid by the Ave Maria Catholic Values Fund pursuant to the Plan were $690,052; the total fees paid by the Ave Maria Growth Fund pursuant to the Plan were $264,509; and the total fees paid by Class R shares of the Ave Maria Bond Fund pursuant to the Plan were $70,626. The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personnel and account maintenance services to Fund shareholders.


      The Plan will continue in effect from year-to-year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated with respect to a Fund at any time without payment of any penalty by vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of such Fund. In the event the Plan is terminated in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

      Expenditures made by a Fund under the Plan will not benefit all shareholders of the Fund equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that such Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for service fees under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund's assets for service fees will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

      By reason of their affiliation with the Adviser, Gregory J. Schwartz and George P. Schwartz may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------


      Decisions regarding the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal periods ended December 31, 2007, 2006 and 2005, the Ave Maria Catholic Values Fund paid brokerage commissions of $436,421, $410,325 and $427,616, respectively; the Ave Maria Growth Fund paid brokerage commissions of $35,665, $29,156 and $27,342, respectively; the Ave Maria Rising Dividend fund paid brokerage commissions of $113,013, $41,102 and $37,476, respectively; and the Ave Maria Bond Fund paid brokerage commissions of $14,720, $8,643 and $9,821, respectively. During the fiscal periods ended December 31, 2007 and 2006, the Ave Maria Opportunity Fund paid brokerage commissions of $127,743 and $63,773, respectively.


      The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.


      Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds. During the fiscal year ended December 31, 2007, the amount of transactions and related commissions directed to brokers by the Ave Maria Catholic Values Fund because of research services provided were $219,135,135 and $395,899, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Growth Fund because of research services provided were $25,295,011 and $28,554, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Rising Dividend Fund because of research services were $76,299,165 and $103,107, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Opportunity Fund because of research services provided were $38,985,204 and $121,179, respectively; and the amount of transactions and related commissions directed to brokers by the Ave Maria Bond Fund because of research services provided were $7,547,295 and $14,010, respectively.


      The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

      The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.


      During the fiscal year ended December 31, 2007, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund acquired common stock of the parent company of BB&T Investment Services, Inc., one of the Trust's regular broker-dealers as defined by the 1940 Act, which common stock had a market value of $460,050, $2,146,900 and $613,400, respectively, as of December 31, 2007.


      CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

      PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, or on the Securities and Exchange Commission's website at http://www.sec.gov.

      PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding portfolio securities held by the Funds and disclosure of purchases and sales of such securities may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

      o Each of the Funds posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.avemariafunds.com. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

      o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the "CCO") as being in the best interests of shareholders and serving a legitimate business interest of the Funds. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, the CCO and the Trust's Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust's policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Funds and their shareholders.

---------------------------------------------------------------------------------------------------------------------
                                                           TIMING OF RELEASE AND
                                                       CONDITIONS OR RESTRICTIONS ON     RECEIPT OF COMPENSATION OR
      NAME OF RATING                                     USE OF PORTFOLIO HOLDINGS       OTHER CONSIDERATION BY THE
 OR RANKING ORGANIZATION      INFORMATION PROVIDED              INFORMATION               FUND OR AFFILIATED PARTY
---------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.           CUSIP, description,       Provided monthly, with a 30-day               None
                            shares/par, market        lag. No formal conditions or
                            value, coupon, maturity   restrictions.
                            date and fixed income
                            survey
---------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.              CUSIP, shares/par,        Provided quarterly, with a                    None
                            market value,             30-day lag.  No formal
                            description, coupon,      conditions or restrictions.
                            maturity date and         Bloomberg has indicated that it
                            percent of total net      requires all employees to sign
                            assets                    confidentiality agreements
                                                      acknowledging all information
                                                      received during their
                                                      employment must be used for
                                                      legitimate business purposes
                                                      only.
---------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.      CUSIP, description,       Provided monthly, with a 30-day               None
                            shares/par, market        lag.  No formal conditions or
                            value, coupon, maturity   restrictions.  S&P has
                            date and percent of       indicated that its employees
                            total net assets          are required to follow a code
                                                      of business conduct that
                                                      prohibits them from using
                                                      portfolio information for
                                                      anything other than performing
                                                      their job responsibilities; S&P
                                                      employees must certify annually
                                                      that they have followed this
                                                      code of business conduct.
---------------------------------------------------------------------------------------------------------------------

Lipper                      CUSIP, shares/ market     Provided monthly, with a 30-day               None
                            value, description,       lag.  No formal conditions or
                            total net assets, cash    restrictions.  Lipper has
                            and share total           indicated that it will not
                                                      trade based on the Fund's
                                                      portfolio information, and it
                                                      prohibits its employees from
                                                      any such trading.
---------------------------------------------------------------------------------------------------------------------
CDA Weisenberger            CUSIP, shares/ market     Provided monthly, with a 30-day               None
                            value and cost basis      lag.  No formal conditions or
                                                      restrictions.
---------------------------------------------------------------------------------------------------------------------

      o These policies relating to disclosure of the Funds' holdings of portfolio securities do not prohibit: (1) disclosure of information to the Funds' investment adviser or to other Fund service providers, which are the Funds' administrator, distributor, custodian, legal counsel to the Trust and to the Trustees who are not interested persons of the Trust, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (2) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

      o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the

            Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Funds' investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------

      A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.


      Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser/Sub-Adviser believes that portfolio changes are appropriate. For the fiscal periods ended December 31, 2007, 2006 and 2005, the Ave Maria Catholic Values Fund's portfolio turnover rate was 52%, 59% and 61%, respectively; the Ave Maria Growth Fund's portfolio turnover rate was 9%, 13% and 29%, respectively; the Ave Maria Rising Dividend Fund's portfolio turnover rate was 41%, 65% and 21% (annualized), respectively; and the Ave Maria Bond Fund's portfolio turnover rate was 45%, 21% and 22%, respectively. For the fiscal periods ended December 31, 2006 and 2005, the Ave Maria Opportunity Fund's portfolio turnover rate was 126% and 102% (annualized), respectively.


CALCULATION OF SHARE PRICE
--------------------------

      The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

      In valuing the assets of the Funds for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.


SPECIAL SHAREHOLDER SERVICES
----------------------------

      As noted in the Prospectus, the Funds offer the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

      AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

      Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the

Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are currently borne by the applicable Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 888-726-9331 or by writing to:

                             Ave Maria Mutual Funds
                         c/o Ultimus Fund Solutions, LLC
                           P.O. Box 46707 Cincinnati,
                                 Ohio 45246-0707

      EXCHANGE OF SHARES. You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

      You may request an exchange in writing or by phone (888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The shares you want to acquire will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

      The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one's customers, upon 60 days notice. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

TAXES
-----

      The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.


      Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2007, the Ave Maria Rising Dividend Fund had a capital loss carryforward acquired in the merger with the Catholic Equity Fund of $330,285, of which $215,994 expires September 30, 2008, $108,803 expires September 30, 2009 and $5,488 expires September 30, 2010. As of December 31, 2007, the Ave Maria Opportunity Fund had a capital loss carryforward for federal income tax purposes of $777,264, which expires on December 31, 2015. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


      It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

      If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.
Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

      Distributions by a Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

      A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

      Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

      Each Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

      From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P (1 + T)n = ERV

Where:
P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      The Funds may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


      The table below shows the average annual total returns of the Funds for periods ended December 31, 2007:

                                                                          Since Inception
                                              One Year     Five Years      (May 1, 2001)
                                              --------     ----------      -------------
Ave Maria Catholic Values Fund
  Return Before Taxes                          -4.03%       13.54%              9.14%
  Return After Taxes on Distributions          -4.15%       13.11%              8.81%
  Return After Taxes on Distributions
     and Sale of Fund Shares                   -2.45%       11.87%              7.99%

                                                                Since Inception
                                              One Year           (May 1, 2003)
                                              --------           -------------
Ave Maria Growth Fund
   Return Before Taxes                         11.61%                15.29%
   Return After Taxes on Distributions         11.37%                15.20%
   Return After Taxes on Distributions
     and Sale of Fund Shares                    7.88%                13.44%

                                                                Since Inception
                                              One Year           (May 2, 2005)
                                              --------           -------------
Ave Maria Rising Dividend Fund
   Return Before Taxes                         -0.59%                 8.75%
   Return After Taxes on Distributions         -1.17%                 8.25%
   Return After Taxes on Distributions
     and Sale of Fund Shares                    0.42%                 7.50%

                                                                Since Inception
                                              One Year           (May 1, 2006)
                                              --------           -------------
Ave Maria Opportunity Fund
  Return Before Taxes                          -8.52%                -0.56%
  Return After Taxes on Distributions          -8.62%                -1.09%
  Return After Taxes on Distributions
     and Sale of Fund Shares                   -5.40%                -0.69%

                                                                Since Inception
                                              One Year           (May 1, 2003)
                                              --------           -------------
Ave Maria Bond Fund (Class I)
   Return Before Taxes                          5.14%                 4.53%
   Return After Taxes on Distributions          3.41%                 3.28%
   Return After Taxes on Distributions
     and Sale of Fund Shares                    3.84%                 3.25%

Ave Maria Bond Fund (Class R)
   Return Before Taxes                          4.75%                 4.17%
   Return After Taxes on Distributions          3.12%                 3.02%
   Return After Taxes on Distributions
     and Sale of Fund Shares                    3.58%                 2.99%

      Each Fund may also% advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return for the Ave Maria Catholic Values Fund as calculated in this manner for the period since inception (May 1, 2001) to December 31, 2007 was 79.22%. For the period since inception (May 1, 2003) to December 31, 2007, the cumulative return of the Ave Maria Growth Fund as calculated in this manner was 94.32%, and the cumulative returns of the Ave Maria Bond Fund as calculated in this manner were 21.02% for Class R shares and 23.00% for Class I shares. The cumulative return for the Ave Maria Rising Dividend Fund as calculated in this manner for the period since inception (May 2, 2005) to December 31, 2007 25.06%. The cumulative return for the Ave Maria Opportunity Fund as calculated in this manner for the period since inception (May 1, 2006) to December 31, 2007 was -0.94%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rate of return for the three year period ended December 31, 2007 is 5.05% for the Ave Maria Catholic Values Fund, 9.04% for the Ave Maria Growth Fund, and 4.35% and 4.02% for Class I and Class R shares, respectively, of the Ave Mara Bond Fund. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.


      From time to time, the Ave Maria Bond Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2 [(a-b/cd + 1)6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discounts and premiums on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of Class R and Class I shares of the Ave Maria Bond Fund for the 30-day period ended December 31, 2007 were 3.42% and 3.69%, respectively.


      The performance quotations described above are based on historical earnings and are not intended to indicate future performance.


      From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Standard & Poor's Dividend Aristocrats Index, the Lehman Brothers U.S. Government/Credit Intermediate Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.


      In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------


      As of April 3, 2008, Calhoun & Co., c/o Comerica Bank, for the benefit of the Thomas S. Monaghan Trust, P.O. Box 75000, Detroit, Michigan 48275, owned of record 29.8% of the outstanding shares of the Ave Maria Opportunity Fund and 5.0% of the outstanding shares of the Ave Maria Rising Dividend Fund. As a result, Thomas S. Monaghan may be deemed to control the Ave Opportunity Fund because he beneficially owns more than 25% of the Fund's outstanding shares.

      As of April 3, 2008, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 7.2% of the outstanding shares of the Ave Maria Growth Fund, 6.7% of the outstanding shares of the Ave Maria Catholic Values Fund and 5.1% of the outstanding shares of the Ave Maria Opportunity Fund; Louis C. and Mary Jo Argenta, c/o Schwartz Investment Counsel, 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 12.9% of the outstanding shares of the Ave Maria Opportunity Fund; the Community Foundation for Southeast Michigan, 333 W. Fort Street, Suite 2010, Detroit, Michigan 48226, owned of record 12.0% of the outstanding Class R shares of the Ave Maria Bond Fund; and Saxon & Co., P.O. Box 7780-1888, Philadelphia, Pennsylvania, owned of record 20.0% of the outstanding shares of the Ave Maria Rising Dividend Fund.

      As of April 3, 2008, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each of the Funds.


CUSTODIAN
---------

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, U.S. Bank, N.A. acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

      The firm of  Deloitte  & Touche  LLP,  111 South  Wacker  Drive,  Chicago,
Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2008. Deloitte & Touche LLP performs an annual audit of the Funds' financial statements and advises the Funds as to certain accounting matters.

LEGAL COUNSEL
-------------

      Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT
--------------

      The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, each Fund (except the Ave Maria Bond Fund) pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets and the Ave Maria Bond Fund pays Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.


      During the fiscal periods ended December 31, 2007, 2006 and 2005, Ultimus received fees from the Ave Maria Catholic Values Fund of $414,082, $370,007 and $363,821, respectively; fees from the Ave Maria Growth Fund of $158,800, $109,000 and $86,575, respectively; fees from the Ave Maria Rising Dividend Fund of $119,171, $49,354 and $32,000, respectively; and fees from the Ave Maria Bond Fund of $48,000, $53,031 and $57,197, respectively. During the fiscal periods ended December 31, 2007 and 2006, Ultimus received fees from the Ave Maria Opportunity Fund of $48,000 and $32,000, respectively.


THE DISTRIBUTOR
---------------

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares; and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

      Prior to September 1, 2006, shares of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund and Class R shares of the Ave Maria Bond Fund were subject to a contingent deferred sales charge. During the fiscal years ended December 31, 2006 and 2005, the Distributor collected $1,337 and $33,893, respectively, in contingent deferred sales charges on redemptions of shares of the Ave Maria Catholic Values Fund; $2,091 and $20,888, respectively, in contingent deferred sales charges on redemptions of shares of the Ave Maria Growth Fund; and $565 and $4,099, respectively, in contingent deferred sales charges on redemptions of Class R shares of the Ave Maria Bond Fund.


FINANCIAL STATEMENTS
--------------------

      The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2007.

                        APPENDIX A (RATINGS DESCRIPTIONS)
                        ---------------------------------

      The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

      THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as   medium-grade
obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C - The rating C is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well-assured. Earnings and asset protection may be very moderate and not well-safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA  -  Preferred   stock  rated  AA  also  qualifies  as  a  high-quality,
fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

      BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C - Preferred stock rated C is a non-paying issue.

      D - Preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

                APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
                -------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's ("SIT") Board of Trustees has delegated to Schwartz Investment Counsel, Inc. ("SICI") the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General Policy for Voting Proxies
---------------------------------

SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest
---------------------

SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of SICI's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT's holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT's holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees. The Proxy Manager shall keep a record of all materiality decisions and SICI's Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

Election of the Board of Directors
----------------------------------

SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors
--------------------------------

SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans
-------------------------------

SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

      o     Ability to re-price underwater options

      o Ability to issue options with an exercise price below the stock's current market price.

      o     Ability to issue reload options.

      o     Automatic share replenishment ("evergreen") feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

      o     Requiring senior executives to hold a minimum amount of stock in the
            company   (frequently   expressed  as  a  certain  multiple  of  the
            executive's salary).

      o Requiring stock acquired through option exercise to be held for a certain period of time.

      o     Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering SICI's case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------
SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. SICI will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------
SICI believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President of SICI ("Proxy Manager"). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                            SCHWARTZ INVESTMENT TRUST

PART C.     OTHER INFORMATION
            -----------------

Item 23.    Exhibits
            --------

      (a) Agreement and Declaration of Trust--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

      (b)   Bylaws--Incorporated    herein   by   reference   to    Registrant's
            Post-Effective Amendment No. 18 filed on February 15, 2005

      (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

      (d)   (i)   Advisory  Agreement  (with respect to the Schwartz Value Fund)
                  with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on February 15, 2006

            (ii)  Advisory  Agreement  (with  respect to the Ave Maria  Catholic
                  Values Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 filed on May 1, 2001

            (iii) Investment Management Agreement (with respect to the Ave Maria
                  Bond Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

            (iv) Investment Management Agreement (with respect to the Ave Maria Growth Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

            (v)   Sub-Advisory  Agreement  (with respect to the Ave Maria Growth
                  Fund) with JLB & Associates, Inc.--Filed herewith

            (vi) Advisory Agreement (with respect to the Ave Maria Rising Dividend Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on February 15, 2006

            (vii) Advisory  Agreement (with respect to the Ave Maria Opportunity
                  Fund)--Incorporated   herein  by  reference  to   Registrant's
                  Post-Effective Amendment No. 20 filed on April 28, 2006

      (e)   (i)   Distribution   Agreement   with  Ultimus  Fund   Distributors,
                  LLC--Incorporated   herein  by   reference   to   Registrant's
                  Post-Effective Amendment No. 21 filed on April 30, 2007

            (ii) Form of Dealer's Agreement--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on February 15, 2006

      (f)   Inapplicable

      (g)   Custody  Agreement  with  US  Bank,   N.A.--Incorporated  herein  by
            reference to Registrant's Post-Effective Amendment No. 18 filed on February 15, 2005

      (h)   (i)   Mutual Fund Services  Agreement  with Ultimus Fund  Solutions,
                  LLC--Incorporated   herein  by   reference   to   Registrant's
                  Post-Effective Amendment No. 21 filed on April 30, 2007

            (ii) Expense Limitation Agreement (with respect to the Ave Maria Catholic Values Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

            (iii) Expense  Limitation  Agreement  (with respect to the Ave Maria
                  Bond Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

            (iv) Expense Limitation Agreement (with respect to the Ave Maria Growth Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

            (v) Expense Limitation Agreement (with respect to the Ave Maria Rising Dividend Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

            (vi) Expense Limitation Agreement (with respect to the Ave Maria Opportunity Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

      (i)   Opinion   and   Consent  of  Counsel   relating   to   Issuance   of
            Shares--Incorporated    herein   by   reference   to    Registrant's
            Post-Effective Amendment No. 20 filed on April 28, 2006

      (j) Consent of Independent Registered Public Accounting Firm--Filed herewith

      (k)   Not applicable

      (l)   Agreement  Relating  to  Initial   Capital--Incorporated  herein  by
            reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

      (m) Shareholder Servicing Plan--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

      (n) Rule 18f-3 Multi-Class Plan--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

      (o)   Reserved

      (p)   (i)   Code of Ethics of Registrant--Incorporated herein by reference to  Registrant's  Post-Effective  Amendment  No.  19  filed on
                  February 15, 2006

            (ii) Code of Ethics of Schwartz Investment Counsel, Inc.--Filed herewith

            (iii) Code  of  Ethics  of  Ultimus  Fund  Distributors,  LLC--Filed
                  herewith

            (iv) Code of Ethics of JLB & Associates, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

      (Other)(i)  Power of  Attorney  for  Donald J.  Dawson,  Jr.--Incorporated
                  herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

            (ii) Power of Attorney for Peter F. Barry--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 filed on March 31, 2004

            (iii) Power of Attorney for John E.  Barnds--Incorporated  herein by reference to Registrant's Post-Effective Amendment No. 18 filed on February 15, 2005

            (iv)  Power of Attorney for Joseph M. Grace--Filed herewith

Item 24.    Persons Controlled by or Under Common Control with Registrant.
            --------------------------------------------------------------
            No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.    Indemnification
            ---------------
            Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                  Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

            The Advisory Agreements with Schwartz Investment Counsel, Inc. (the "Adviser") provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreements, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreements or breach of its duty or of its obligations thereunder.

            The Sub-Advisory Agreement with JLB & Associates, Inc. (the "Sub-Adviser") provides that the Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Sub-Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Sub-Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

            The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

            Notwithstanding any provisions to the contrary in Registrant's Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreements, the Sub-Advisory Agreement and the Distribution Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys' fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26.    Business and Other Connections of the Investment Adviser
         --------------------------------------------------------
            The Adviser has been registered as an investment adviser since 1988 and had assets under management of over $706 million as of December 31, 2007. The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                  (i)   George P. Schwartz--None
                  (ii)  Richard L. Platte, Jr.--None
                  (iii) Gregory R. Heilman--None
                  (iv)  Timothy S. Schwartz--None
                  (v)   Robert M. Dailey--None
                  (vi)  Becky S. Renaud--None

            The business address of the Adviser and of each director and officer of the Adviser is 3707 W. Maple Road, Bloomfield Hills, Michigan 48301.

            The Sub-Adviser has been registered as an investment adviser since 1983. The directors and executive officers of the Sub-Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                  (i)   James L. Bashaw--None
                  (ii)  James E. Bashaw--None

            The business address of the Sub-Adviser and of each director and executive officer of the Sub-Adviser is 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170.

Item 27.    Principal Underwriters
            ----------------------

            (a) The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

                  Williamsburg Investment Trust      The GKM Funds
                  The Shepherd Street Funds, Inc.    Black Pearl Funds
                  Hussman Investment Trust           Profit Funds Investment Trust
                  Veracity Funds                     Oak Value Trust
                  The Cutler Trust                   TFS Capital Investment Trust
                  The Berwyn Funds                   The Destination Funds
                  CM Advisers Family of Funds        Monteagle Funds
                  The Piedmont Investment Trust      Surgeons Diversified Investment Fund
                  Centurion Investment Trust         PMFM Investment Trust
                  Gardner Lewis Investment Trust     The RAM Funds

                                          Position with                 Position with
            (b)   Name                    Distributor                   Registrant
                  -------------------     ---------------------------   --------------------
                  Robert G. Dorsey        President/Managing Director   Assistant Secretary
                  Mark J. Seger           Treasurer/Managing Director   Assistant Treasurer
                  John F. Splain          Secretary/Managing Director   Assistant Secretary
                  Theresa M. Bridge       Vice President                Assistant Treasurer
                  Wade R. Bridge          Vice President                None
                  Craig J. Hunt           Vice President                Asst. Vice President
                  Steven F. Nienhaus      Vice President                None
                  Tina H. Bloom           Vice President                None

                  The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

            (c)   Inapplicable

Item 28.    Location of Accounts and Records
            --------------------------------
            Accounts,  books and other  documents  required to be  maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3707 W. Maple Road, Bloomfield Hills, Suite 100, Michigan 48301, or at the offices of the Registrant's transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.    Management Services Not Discussed in Parts A or B
            -------------------------------------------------
            Inapplicable

Item 30.    Undertakings
            ------------
            Inapplicable

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills and State of Michigan on the 29th day of April, 2008.

                                    SCHWARTZ INVESTMENT TRUST

                                    By: /s/ George P. Schwartz
                                        ----------------------------------
                                        George P. Schwartz, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                         Date


/s/ Gregory J. Schwartz          Chairman of                   April 29, 2008
------------------------------   the Board and Trustee
Gregory J. Schwartz


/s/ George P. Schwartz           President and Trustee         April 29, 2008
------------------------------   (Chief Executive Officer)
George P. Schwartz


/s/ Timothy S. Schwartz          Treasurer                     April 29, 2008
------------------------------   (Chief Financial Officer
Timothy S. Schwartz              and Principal Accounting
                                 Officer)


------------------------------   Trustee                  /s/ George P. Schwartz
Peter F. Barry*                                           ----------------------
                                                          George P. Schwartz
                                                          Attorney-in-fact*
                                                          April 29, 2008
------------------------------   Trustee
Donald J. Dawson, Jr.*


------------------------------   Trustee
John E. Barnds*


------------------------------   Trustee
Joseph M. Grace*

                                INDEX TO EXHIBITS
                                -----------------

Item 23(d)(v)     Sub-Advisory Agreement with JLB & Associates, Inc.

Item 23(j)        Consent of Independent Registered Public Accounting Firm

Item 23(p)(ii)    Code of Ethics of Schwartz Investment Counsel, Inc.

Item 23(p)(iii)   Code of Ethics of Ultimus Fund Distributors, LLC

(Other)           Power of Attorney for Joseph M. Grace